--------------------------------------------------------------------------------
THE STRONG
INCOME FUNDS

ANNUAL REPORT o OCTOBER 31, 1997


                           [PHOTO OF WOMAN PAINTING]

                         THE STRONG CORPORATE BOND FUND
                   ------------------------------------------
                     THE STRONG GOVERNMENT SECURITIES FUND
                   ------------------------------------------
                        THE STRONG HIGH-YIELD BOND FUND
                   ------------------------------------------
                        THE STRONG SHORT-TERM BOND FUND
                   ------------------------------------------
                   THE STRONG SHORT-TERM HIGH YIELD BOND FUND


                                 [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

--------------------------------------------------------------------------------
                                         [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

--------------------------------------------------------------------------------
                                                              [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

--------------------------------------------------------------------------------
                                 [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

--------------------------------------------------------------------------------
                                            [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

--------------------------------------------------------------------------------
                                               [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

--------------------------------------------------------------------------------
              [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

--------------------------------------------------------------------------------
                                                        [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

--------------------------------------------------------------------------------
                                                   [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

--------------------------------------------------------------------------------
THE STRONG
INCOME FUNDS

ANNUAL REPORT o OCTOBER 31, 1997

                                TABLE OF CONTENTS


INVESTMENT REVIEWS
     The Strong Corporate Bond Fund ...................................... 2

     The Strong Government Securities Fund ............................... 4

     The Strong High-Yield Bond Fund ..................................... 6

     The Strong Short-Term Bond Fund ..................................... 8

     The Strong Short-Term High Yield Bond Fund ......................... 10


FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Corporate Bond Fund ................................. 12

         The Strong Government Securities Fund .......................... 14

         The Strong High-Yield Bond Fund ................................ 16

         The Strong Short-Term Bond Fund ................................ 19

         The Strong Short-Term High Yield Bond Fund ..................... 23

     Statements of Assets and Liabilities ............................... 25

     Statements of Operations ........................................... 26

     Statements of Changes in Net Assets ................................ 27

     Notes to Financial Statements ...................................... 28


FINANCIAL HIGHLIGHTS .................................................... 30

REPORT OF INDEPENDENT ACCOUNTANTS ....................................... 32

THE STRONG CORPORATE BOND FUND


THE REAL STORY THIS YEAR FOR CORPORATE BOND FUND SHAREHOLDERS IS THE VALUE WE HAVE ADDED BY BEING POSITIONED IN THE RIGHT INDUSTRIES AND SECTORS OF THE MARKET.

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share price fluctuation. The Fund invests primarily in investment-grade corporate debt obligations.

The fiscal year ended October 31, 1997 was a good year for the Strong Corporate Bond Fund. The Fund produced a total return of 11.50% on the back of a decline in 10-year Treasury rates and good issue selection in the corporate market.

=============================================
   ASSET ALLOCATION BASED ON NET ASSETS
=============================================
             As of 10-31-97
[PIE CHART]

Corporate Bonds                         78.8%
U.S. Government and Agency Issues        6.0%
Non-Agency Mortgage and Asset-Backed
     Securities                          5.8%
Preferred Stocks                         5.3%
Short-Term Investments                   2.5%
Convertible Securities                   1.6%

The Fund's asset allocation does not reflect
any futures positions held by the fund.
=============================================


=======================================
        PORTFOLIO STATISTICS
=======================================
           As of 10-31-97

30-day annualized yield(1)   6.67%

       Average maturity(2)   15.7 years

 Average quality rating(3)   BBB
=======================================


MACROECONOMIC OVERVIEW
The growth rate of the U.S. economy has accelerated somewhat over the past year. The average rate of real GDP growth in the last four quarters was 3.8%. Furthermore, two of the past three quarters have seen real GDP growth of 4%. This is clearly an increase from the 2% to 2.5% real growth rates we had experienced in the recent past. Further strength in the economy can be illustrated by the decline in the unemployment rate to 4.7%.

Generally, accelerating economic growth and tight labor markets cause the Federal Reserve to tighten monetary policy. In fact, the Federal funds rate was increased in late March. At the time, the market believed that the Fed would need to raise rates further to slow growth and prevent an increase in inflation. However, although economic growth has remained strong, the Fed has not raised the Federal funds rate since March. The main reason for their patience has been the lack of any meaningful increase in inflation throughout this expansion. In fact, the year over year change in the Consumer Price Index is only 2.1%. This good inflation news combined with progress on lowering the Federal deficit has allowed market rates to fall despite stronger economic growth.


MARKET-BEATING PERFORMANCE
The investment-grade corporate bond market has performed reasonably well relative to Treasuries while the high-yield market has been very strong. Over the past 12 months the Fund returned 11.50% versus 10.16% for the Lehman Brothers Corporate BAA Bond Index and 9.49% for the Lipper Corporate Debt Funds BBB Rated Index. We were able to achieve this success primarily through investing in industries and companies which performed better than the market.

The Fund has kept a consistent interest-rate profile over the past 12 months. Our duration has been set close to the benchmark index duration over the past 12 months; the Fund's duration currently stands at 6.2, while the index duration is 6.14.

                                           ================================
                                                    LIPPER TOTAL
                                                  RETURN RANKINGS
                                           ================================
                                                   As of 10-31-97

                                                 1-year    #10 of 104

                                                 3-year     #4 of 69

                                                 5-year     #3 of 38

                                                10-year    #19 of 21

                                           Category: Corporate Debt BBB
                                           Rated Funds. Rankings are
                                           historical and do not
                                           represent future results.
                                           Source of Lipper rankings is
                                           Lipper Analytical Services, Inc.
                                           ================================

The real story this year for Corporate Bond Fund shareholders is the value we have added by being positioned in the right industries and sectors of the market. We have kept the Fund 20% invested in BB rated bonds. The strong performance of the high-yield market has caused this allocation to improve performance. Secondly, we were heavily invested in regional banks, airlines, and cable companies in the investment-grade portion of the Fund. The Fund was the beneficiary of good performance in the bank sector as consolidation continues to improve credit quality. The cable sector performed well in the past year as investors began to realize how well positioned the industry is to deliver data and video services going forward. Investments in Time Warner, TCI Communications, Inc., and Comcast all outperformed the market. Finally, airline credits such as AMR (American Airlines) and Delta Air Lines were upgraded as the operating environment remains strong and companies have generated large amounts of cash and paid down debt.

OUTLOOK
We believe that the U.S. bond market is fairly valued. The late October turmoil triggered by the instability in Asian economies had a rippling effect on worldwide markets. Although there may be opportunities in this region at some point, we're generally avoiding investments there until we see greater economic stability. We have recently increased the quality of the overall portfolio slightly. We believe that the underlying credit fundamentals for most U.S. corporate bond issuers are quite positive, and anticipate that the market will provide us with good buying opportunities as we move toward year-end.

We thank you for your continued investment in the Strong Corporate Bond Fund. We look forward to serving your investment needs in the future.

Sincerely,


/s/ Jeffrey A. Koch
Jeffrey A. Koch

/s/ John T. Bender
John T. Bender
Portfolio Co-managers
[PHOTO OF JEFFREY A. KOCH & JOHN T. BENDER]

                                                 ==========================
                                                       AVERAGE ANNUAL
                                                        TOTAL RETURNS
                                                 ==========================
                                                       As of 10-31-97

                                                      1-year         11.50%

                                                      5-year         11.28%

                                                     10-year          8.58%

                                                 Since Inception     10.01%
                                                  (on 12-12-85)
                                                 ==========================

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 12-12-85 to 10-31-97

[GRAPH]

                                    Lehman Brothers         Lipper Corporate
          THE STRONG CORPORATE       Corporate BAA           Debt Funds BBB
                BOND FUND             Bond Index*             Rated Index*

11-85            $10,000               $10,000                   $10,000
12-85             10,300                10,162                    10,184
12-87             13,997                12,323                    11,882
12-89             15,800                15,521                    14,342
12-91             17,013                19,497                    17,909
12-93             21,732                24,087                    21,839
12-95             26,892                28,617                    25,052
10-97             31,063                32,504                    28,226


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Corporate BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1985.
================================================================================


--------------------------------------------------------------------------------

* The Lehman Brothers Corporate BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers Corporate Bond Index that are rated BAA by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Yields are historical and do not represent future yields, which will fluctuate.

2    The Fund's average maturity includes the effect of futures and options.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

THE STRONG GOVERNMENT SECURITIES FUND


WE REMAIN COMMITTED TO OUR CAREFUL, DISCIPLINED APPROACH TO BOND INVESTING.

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund normally invests at least 80% of its total assets in U.S. government securities.(1)

For the fiscal year ended October 31, the Government Securities Fund outperformed both its benchmark and peer group, returning 9.05% versus the 8.89% return for the Lehman Brothers Aggregate Bond Index, and 8.04% for the Lipper General U.S. Government Funds Index, respectively.*(2)

=============================================
   ASSET ALLOCATION BASED ON NET ASSETS
=============================================
             As of 10-31-97

[PIE CHART]
U.S. Government and Agency Issues       81.5%
Corporate Bonds                          9.7%
Preferred Stocks                         3.7%
Short-Term Investments                   2.6%
Municipal Bonds                          2.4%
Non-Agency Mortgage-Backed Securities    0.1%

The Fund's asset  allocation does not reflect
any futures  positions held by the Fund.
=============================================


======================================
        PORTFOLIO STATISTICS
======================================
           As of 10-31-97


30-day annualized yield(2)   6.02%

       Average maturity(3)   6.8 years

 Average quality rating(4)   AAA
=======================================


A LOOK AT THE PAST YEAR
In contrast to a volatile interest rate environment throughout the first half of this decade, rates have been relatively tranquil over the past 12 months. The combination of a strong economy and low inflation has kept the Federal Reserve fairly inactive. Within the past 12 months, the Federal Reserve has only moved rates once--when it increased rates in March. There's been a gradual flattening of the yield curve, resulting in a smaller difference between short-term and long-term rates.

This generally low-volatility environment has been to our advantage. Compared to the recently more volatile and highly valued stock market, we are optimistic about the income levels and stability that bonds may offer.

OUR PHILOSOPHY REMAINS UNCHANGED
We remain committed to our careful, disciplined approach to bond investing. Our fixed-income management process includes a top-down analysis of the economy, interest rates, and the supply of and demand for credit. We then conduct a rigorous security analysis of any issue we're considering.

Right now, our interest-rate risk is about average. We believe the Fund's current duration of 4.5 positions us well given the relatively stable interest rate environment.

We've  benefited  from a  portfolio  constructed  of both  long- and  short-term securities. Mortgages played a key role early in the fiscal year--we overweighted in this area, but have since cut back as a good part of this market became fully valued. Careful issue selection in the high-quality corporate market also contributed to the Fund's success.

One change in our allocation is a 2.4% position in taxable municipals. Although we don't typically include these issues, their reasonable price, AAA rating and high liquidity made them an attractive asset to the Fund.

                                   ========================================
                                               LIPPER TOTAL
                                             RETURN RANKINGS(2)
                                   ========================================
                                              As of 10-31-97

                                      1-year    #24 of 179

                                      3-year    #18 of 134

                                      5-year     #5 of 78

                                      10-year    #2 of 48

                                   Category: General U.S. Government Funds.
                                   Rankings are historical and do not
                                   represent future results. Source of
                                   Lipper rankings is Lipper Analytical
                                   Services, Inc.
                                   ========================================

A NEW CO-MANAGER
We're pleased to note that John Bender joined the Government Securities Fund as portfolio co-manager in March. His eight years of investment experience--including roles as both an analyst and co-manager of the Strong Corporate Bond Fund--will be of benefit to the Fund and its shareholders.

OUTLOOK
We expect to see the convergence of short- and long-term interest rates continue, but at a diminished rate. We're not positioning the Fund for any substantial interest rate changes, choosing instead to maintain a neutral stance. If the economy remains strong, we expect to find opportunities in the corporate bond market--particularly in the banking, finance and industrial sectors.

The late October turmoil triggered by the instability in Asian economies had a rippling effect on worldwide markets. Many of the countries which have been affected are large issuers of investment-grade bonds in the U.S. market. Although there may be opportunities in this region at some point, we're avoiding investments there until we see greater economic stability.

Thank you for your investment in the Strong Government Securities Fund. We look forward to earning your continued confidence.

Sincerely,


/s/Bradley C. Tank
Bradley C. Tank


/s/John T. Bender
John T. Bender
Portfolio Co-managers
[PHOTO OF BRADLEY C. TANK & JOHN T. BENDER]

                                                    =======================
                                                         AVERAGE ANNUAL
                                                          TOTAL RETURNS
                                                    =======================
                                                         As of 10-31-97

                                                         1-year      9.05%

                                                         3-year     10.05%

                                                         5-year      8.17%

                                                    Since Inception  8.94%
                                                     (on 10-29-86)
                                                    =======================

================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                           From 10-29-86 to 10-31-97


[GRAPH]

               THE STRONG          Lehman Brothers     Lipper General U.S.
               GOVERNMENT             Aggregate         Government Funds
            SECURITIES FUND          Bond Index*            Index*

9-86             $10,000               $10,000             $10,000
12-86             10,218                10,187              10,171
12-87             10,572                10,468              10,222
12-88             11,683                11,294              10,903
12-89             12,836                12,935              12,256
12-90             13,953                14,092              13,239
12-91             16,278                16,346              15,176
12-92             17,781                17,557              16,102
12-93             20,044                19,269              17,442
12-94             19,637                18,706              16,615
12-95             23,218                22,162              19,430
12-96             23,873                22,963              19,820
10-97             25,674                24,815              21,279

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.
================================================================================



--------------------------------------------------------------------------------

* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1    Fund shares are neither insured nor guaranteed by the U.S. Government.

2 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns. Yields are historical and do not represent future yields, which will fluctuate.

3 The Fund's average maturity includes the effect of futures, options, and when-issued securities.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

THE STRONG HIGH-YIELD BOND FUND


AGAINST A BACKDROP OF VERY POSITIVE ECONOMIC FUNDAMENTALS, THE HIGH-YIELD BOND MARKET AGAIN POSTED EXCELLENT RETURNS.

The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests primarily in medium- and lower-quality corporate debt obligations.

=====================================
ASSET ALLOCATION BASED ON NET ASSETS
=====================================
          As of 10-31-97

        QUALITY BREAKDOWN
[PIE CHART]

B-Rated Bonds                 45.4%
BB-Rated Bonds                19.8%
Unrated                       15.3%
Short-Term Investments         8.7%
Stocks                         7.5%
CCC-Rated Bonds                2.5%
Investment Grade Bonds         0.8%

        SECTOR BREAKDOWN
[PIE CHART]

Corporate Bonds               79.5%
Short-Term Investments         8.7%
Stocks                         7.5%
Non-Agency Mortgage- and
  Asset Backed Securities      3.2%
Convertible Securities         1.1%


The Fund's  asset  allocation  does
not  reflect  any futures positions
held by the Fund.
===================================

A YEAR OF OUTSTANDING PERFORMANCE
Total return for the year ended October 31, 1997 was 17.33%, well ahead of our benchmark, the Lehman Brothers High-Yield Bond Index,--which returned 13.72%. This also placed us well ahead of our peer group in the Lipper High Current Yield Funds category which averaged a total return of 14.01% over the same period.*

=====================================
      PORTFOLIO STATISTICS
=====================================
         As of 10-31-97

30-day annualized yield     8.74%

       Average maturity(1)  6.3 years

 Average quality rating(2)  B
=====================================

Against a backdrop of very positive economic fundamentals, the high-yield bond market again posted excellent returns. Inflation remained well-behaved throughout the year despite economic growth that was consistently above expectations. This strong growth combined with low inflation produced a very favorable environment for financial assets. Both stocks and bonds benefited with stocks hitting record highs and interest rates moving lower in a fairly stable fashion. Corporate earnings were also very strong, giving many of the companies in which we have invested an opportunity to improve their balance sheets. As a result, investors were willing to accept a lower yield premium on high-yield bonds as the year progressed, and prices generally rose across the board.

=====================================
           LIPPER TOTAL
          RETURN RANKING
=====================================
          As of 10-31-97


     1-year    #16 of 173

Category: High Current Yield Funds.
Rankings are historical and do not
represent future results. Source of
Lipper rankings is Lipper Analytical
Services, Inc.
=====================================


MANAGING THE MARKET'S VOLATILITY
Of course, financial assets do not go up in a straight-line fashion, and high-yield bonds are no exception. Just as the stock market experiences periodic swings in sentiment and volatility, so too does the high-yield market. This past year witnessed two such episodes of volatility. The first occurred around the increase in the federal funds rate in March, while the second followed the financial turmoil that spread from Southeast Asia at the end of October. Unnerving as this volatility can be, investors need to keep in mind their long term goals during these times.

OUR  OUTLOOK  REMAINS  POSITIVE
As we near the end of 1997 and look forward to 1998, our outlook is one of cautious optimism for the high-yield market. We expect economic growth to continue at a relatively healthy pace, although somewhat subdued from the levels of 1997. While the recent financial turmoil in the emerging economies of Southeast Asia and Latin America will surely cut economic growth in those regions, we do not expect the impact to be severe on the U.S. economy. In fact, somewhat slower growth in the U.S. may preclude the need for the Federal Reserve to raise interest rates again in the near future. This should also bode well for inflationary pressures as we expect inflation to remain subdued for the foreseeable future. We believe such an environment should lead to stable and perhaps somewhat lower interest rates over the next year.

A DISCIPLINED INVESTMENT APPROACH
As can be gleaned from the above discussion, our approach to investing in the high-yield market begins with a top-down review of macroeconomic factors likely to influence both the real economy and financial asset prices. Among others, these factors include worldwide economic growth, inflation, interest rates, monetary policy, fiscal policy and governmental regulation. Once we formulate an opinion on these factors, we position the portfolio to benefit from the realization of our forecast. The portfolio's duration, rating quality, industry allocation and even issue selection are all consistent with this top-down macroeconomic review. Because the success of an investment in a high-yield bond is ultimately a result of the issuer's creditworthiness, our research analysts rigorously examine the fundamentals of all of the securities in which we invest.

A good example of this process at work is our successful investment in the radio broadcasting industry. A change in governmental regulation, namely the Telecommunications Act of 1996, raised the ownership limits for radio stations nationwide and within individual local markets. In our view, this event made it extremely likely that a period of consolidation within the radio broadcasting industry would ensue, resulting in larger, more geographically diverse entities with higher revenue growth and higher profit margins. Further analysis of the companies in the industry led us into companies that we thought would benefit from this fundamental improvement as well as industry consolidation. As a result, we made investments in Chancellor Media and SFX Broadcasting, both of which were subsequently involved in merger transactions and thus benefited the Fund's performance. Other industries that we believe could benefit from consolidation activity include the competitive local telephone industry as well as the bank and thrift industry.

We encourage our investors to consider high-yield bonds as part of their long-term investment strategy. High-yield bonds can be an attractive asset class by themselves and are especially attractive as part of a well-diversified portfolio. Please remember that because this Fund invests primarily in non-investment grade bonds (sometimes called junk bonds), it is subject to greater share-price volatility than a fund that invests primarily in investment-grade bonds.

We thank you for your investment in the Strong High-Yield Bond Fund and look forward to continuing to serve your investment needs.

Sincerely,


/s/ Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager
[PHOTO OF JEFFREY A. KOCH]


                                                 =========================
                                                      AVERAGE ANNUAL
                                                      TOTAL RETURNS
                                                 =========================
                                                     As of 10-31-97

                                                      1-year      17.33%

                                                 Since Inception  21.29%
                                                  (on 12-28-95)
                                                 =========================


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 12-28-95 to 10-31-97


[GRAPH]

               THE STRONG         Lehman Brothers         Lipper High Current
               HIGH-YIELD         High-Yield Bond              Yield Funds
               BOND FUND                Index*                   Index*

11-95            $10,000               $10,000                  $10,000
12-95             10,031                10,015                   10,015
3-96              10,850                10,192                   10,270
6-96              11,425                10,361                   10,436
9-96              12,076                10,775                   10,920
12-96             12,724                11,152                   11,283
3-97              12,918                11,276                   11,328
6-97              13,607                11,800                   11,922
9-97              14,360                12,337                   12,554
10-97             14,275                12,348                   12,503

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers High-Yield Bond Index and the Lipper High Current Yield Funds
Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1995.
================================================================================


--------------------------------------------------------------------------------

* The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard &Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1    The Fund's average maturity includes the effect of futures.

2 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

THE STRONG SHORT-TERM BOND FUND


THE  PAST  YEAR'S  GENERALLY  LOW-VOLATILITY   ENVIRONMENT  HAS  BENEFITED  BOND
INVESTORS.

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment grade debt obligations, and its average portfolio maturity will normally be between one and three years.


====================================
ASSET ALLOCATION BASED ON NET ASSETS
====================================
          As of 10-31-97

[PIE CHART]
Corporate Bonds               54.6%
U.S. Government and Agency
  Issues                      17.4%
Non-Agency Mortgage- and
  Asset Backed Securities     15.7%
Preferred Stocks               6.2%
Convertible Securities         3.1%
Short-Term Investments         3.0%

The Fund's  asset  allocation does
not  reflect  any futures positions
held by the Fund.
===================================

The Short-Term Bond Fund demonstrated a total return of 7.59% for the fiscal year ended October 31, 1997. This return compares quite favorably with the 6.51% return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index--the Fund's benchmark, and the 6.09% return of our peer group average, as measured by the Lipper Short Investment Grade Debt Average.*(1)

======================================
        PORTFOLIO STATISTICS
======================================
           As of 10-31-97

30-day annualized yield(1)   6.74%

       Average maturity(2)   2.5 years

 Average quality rating(3)   A
======================================

============================================
           LIPPER TOTAL
         RETURN RANKINGS(1)
============================================
           As of 10-31-97

         1-year   #5 of 100

         5-year   #3 of 40

        10-year   #3 of 13

  Since Inception #3 of 12
   (on 8-31-87)

Category: Short Investment Grade Debt
Funds. Rankings are historical and do not
represent future results. Source of Lipper
rankings is Lipper Analytical Services, Inc.
============================================

A FAVORABLE INTEREST RATE CLIMATE
In contrast to a volatile interest rate environment throughout the first half of this decade, rates have been relatively tranquil over the past 24 months. The combination of a strong economy and low inflation has kept the Federal Reserve fairly inactive. Within the past 12 months, the Federal Reserve has only moved rates once, when it increased rates in March. There's been a gradual flattening of the yield curve, resulting in a smaller difference between short-term and long-term rates. This trend is starting to make short-term bonds look more attractive from a pure yield perspective.

This generally low-volatility environment has benefited bond investors. Compared to the recently more volatile and highly valued stock market, we are optimistic about the income levels and stability that bonds may offer.


OUR PHILOSOPHY REMAINS UNCHANGED
We remain committed to our careful, disciplined approach to bond investing. Our fixed-income management process starts with a top-down analysis of the economy. We then look at the relative level of interest rates and the general supply of and demand for credit. Finally, we conduct a rigorous security analysis of any issue we're considering.

Our current duration of 1.7 years is about average for the Strong Short-Term Bond Fund. We believe this level positions the Fund well, given the relatively stable interest rate environment.

Although the Fund is widely diversified, we hold a sizable portion of the portfolio in floating-rate securities. The coupons on these corporate and mortgage bonds rise and fall in response to interest rates, providing some protection against rate fluctuations.

Our fixed rate corporate holdings are currently focused on banking and media sectors. Over the past year, several of our corporate issues have benefited from ratings upgrades. Others have benefited from mergers and acquisitions, in which smaller companies were acquired by larger, higher-rated firms.


A NEW CO-MANAGER
As we noted in our semi-annual letter, Shirish Malekar joined the Strong Short-Term Bond Fund as portfolio co-manager in March to help us take advantage of important opportunities available in the international markets. Shirish's nine years of investment experience include his management of the Strong International Bond Fund and the Strong Short-Term Global Bond Fund since March 1994. He'll apply his disciplined philosophy of top-down analysis and individual security research to identify attractive international issues.

LOOKING AHEAD
The recent instability of Asian economies has had a rippling effect on worldwide markets. The effects of this could be a slight slowdown in the U.S. economy. We continue to believe that the U.S. economy will remain fairly strong, but this modest slowdown might help to relieve inflationary pressures that may have been building. We're not positioning the Fund for any substantial interest rate changes, choosing instead to maintain a neutral stance. If the economy remains strong, we expect to find opportunities in the corporate bond market--particularly in the banking, finance and industrial sectors.

Thank you for your investment in the Strong Short-Term Bond Fund. We look forward to earning your continued confidence.

Sincerely,


/s/ Bradley C. Tank
Bradley C. Tank


/s/Lyle J. Fitterer
Lyle J. Fitterer


/s/ Shirish T. Malekar
Shirish T. Malekar
Portfolio Co-managers
[PHOTO OF SHIRISH T. MALEKAR, BRADLEY C. TANK & LYLE J. FITTERER]

                                                        =======================
                                                               AVERAGE ANNUAL
                                                               TOTAL RETURNS
                                                        =======================
                                                               As of 10-31-97

                                                             1-year      7.59%

                                                             3-year      7.91%

                                                             5-year      6.65%

                                                        Since Inception  7.85%
                                                         (on 8-31-87)
                                                        =======================

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 8-31-87 to 10-31-97

[GRAPH]

                               Lehman Brothers                Salomon Brothers
                                  1-3 Year     Lipper Short  1-3 Year Treasury/
                THE STRONG       Government/    Investment Government-Sponsored/
                SHORT-TERM      Corporate Bond  Grade Debt      Corporate
                BOND FUND          Index*         Average*     Bond Index*

 8-87             10,000          10,000           10,000        10,000
12-87             10,318          10,303           10,248        10,299
12-88             11,362          10,955           10,965        10,957
12-89             12,295          12,156           12,097        12,154
12-90             12,945          13,334           12,996        13,332
12-91             14,837          14,913           14,495        14,914
12-92             15,827          15,861           15,295        15,877
12-93             17,302          16,743           16,218        16,773
12-94             17,023          16,835           16,258        16,872
12-95             19,064          18,677           17,877        18,707
12-96             20,353          19,638           18,708        19,672
10-97             21,555          20,756+          19,689        20,792


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Government/Corporate Bond Index, the Lipper Short
Investment Grade Debt Average, and the Salomon Brothers 1-3 Year Treasury/Government-Sponsored/Corporate Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

+ The Lehman Brothers figure tracks the Salomon Brothers figure so closely that at points its results are not discernible on the graph.
================================================================================

--------------------------------------------------------------------------------
* The Lehman Brothers 1-3 Year Government/Corporate Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. Previous performance comparisons have shown the Fund compared to an equivalent
     investment       in      the      Salomon       Brothers      1-3      Year
     Treasury/Government-Sponsored/Corporate Bond Index. We have replaced this index with the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a similar index, because it allows for more in-depth modeling and closer comparison with the Fund's portfolio. The Lipper Short Investment Grade
     Debt Average represents funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman and Salomon index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns. Yields are historical and do not represent future yields, which will fluctuate.

2    The Fund's average maturity includes the effect of futures and options.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

THE STRONG SHORT-TERM HIGH YIELD BOND FUND


CORPORATE EARNINGS WERE ALSO VERY STRONG, GIVING MANY OF THE COMPANIES IN WHICH WE HAVE INVESTED AN OPPORTUNITY TO IMPROVE THEIR BALANCE SHEETS.

The Strong Short-Term High-Yield Bond Fund invests for a high level of current income with a moderate degree of share price fluctuation. The Fund invests primarily in medium and lower quality corporate debt obligations and has an average maturity between one and three years.

====================================
ASSET ALLOCATION BASED ON NET ASSETS
====================================
         As of 10-31-97

[PIE CHART]
Corporate Bonds               92.6%
Non-Agency Mortgage- and
  Asset Backed Securities      5.6%
Short-Term Investments         1.1%
Convertible Securities         0.7%
====================================

For the five months between the Fund's inception on June 30, 1997 and the end of its fiscal year on October 31, 1997, the Fund posted a total return of 4.87%. That's well ahead of its benchmark figure, the Short-Term High-Yield Bond Index, which returned 2.21%.*(1)

=====================================
      PORTFOLIO STATISTICS
=====================================
        As of 10-31-97

30-day annualized yield    7.90%

       Average maturity    2.75 years

Average quality rating(2)  BB
======================================

HIGH-YIELD BONDS PERFORM WELL
Against a backdrop of very positive economic fundamentals, the high-yield bond market again posted excellent returns. Inflation remained well-behaved throughout the year despite economic growth that was consistently above expectations. This strong growth combined with low inflation produced a very favorable environment for financial assets. Both stocks and bonds benefited with stocks hitting record highs and interest rates moving lower in a fairly stable fashion. Corporate earnings were also very strong giving many of the companies in which we have invested an opportunity to improve their balance sheets. As a result, investors were willing to accept a lower yield premium on high-yield bonds as the year progressed, and prices generally rose across the board.

Of course, financial assets do not go up in a straight-line fashion and high-yield bonds are no exception. Just as the stock market experiences periodic swings in sentiment and volatility, so too does the high-yield market. This past year witnessed two such episodes of volatility. The first occurred around the time of the increase in the federal funds rate in March, while the second followed the financial turmoil that spread from Southeast Asia at the end of October. Unnerving as this volatility can be, investors need to keep in mind their long-term goals during these times.

OUR OUTLOOK REMAINS POSITIVE
As we near the end of 1997 and look forward to 1998, our outlook is one of cautious optimism for the high-yield market. We expect economic growth to continue at a relatively healthy pace, although somewhat subdued from the levels of 1997. While the recent financial turmoil in the emerging economies of Southeast Asia and Latin America will surely cut economic growth in those regions, we do not expect the impact to be severe on the U.S. economy. In fact, somewhat slower growth in the U.S. may preclude the need for the Federal Reserve to raise interest rates again in the near future. This should also bode well for inflationary pressures as we expect inflation to remain subdued for the foreseeable future. We believe such an environment should lead to stable and perhaps somewhat lower interest rates over the next year.

A DISCIPLINED INVESTMENT APPROACH
As can be gleaned from the above discussion, our approach to investing in the high-yield market begins with a top-down review of macroeconomic factors likely to influence both the real economy and financial asset prices. Among others, these factors include worldwide economic growth, inflation, interest rates, monetary policy, fiscal policy and governmental regulation. Once we formulate an opinion on these factors, we position the portfolio to benefit from the realization of our forecast. The portfolio's duration, rating quality, industry allocation and even issue selection are all consistent with this top-down macroeconomic review. Because the success of an investment in a high-yield bond is ultimately a result of the issuer's creditworthiness, our research analysts rigorously examine the fundamentals of all of the securities in which we invest.

Further, since our goal is to manage the volatility of the Strong Short Term High-Yield Bond Fund to be significantly less than that of the Strong High-Yield Bond Fund, we pay careful attention to the selection of bonds that we believe will exhibit lower volatility over most market conditions. Examples include floating rate bonds, short maturity bonds, and bonds with very high coupons that are likely to be called over the near term. It is our belief that income is the largest component of total return for short-term bonds. Therefore, a strategy that combines low volatility with an attractive income stream should produce attractive returns over the course of a market cycle for income-oriented shareholders who are comfortable with investments in lower-quality bonds. Please remember that because this Fund invests primarily in non-investment grade bonds (sometimes called junk bonds), it is subject to greater share-price volatility than a fund that invests primarily in investment-grade bonds.

We encourage our investors to consider high-yield bonds as part of their long-term investment strategy. High-Yield bonds can be an attractive asset class by themselves and are especially attractive as part of a well-diversified portfolio.

We thank you for your investment in the Strong Short-Term High-Yield Bond Fund and look forward to continuing to serve your investment needs.

Sincerely,


/s/Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager
[PHOTO OF JEFFREY A. KOCH]

                                                        =======================
                                                            TOTAL RETURN(1)
                                                        =======================
                                                            As of 10-31-97

                                                        Since Inception  4.87%
                                                          (on 6-30-97)
                                                        =======================


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 6-30-97 to 10-31-97

[GRAPH]

                THE STRONG
                SHORT-TERM           Short-Term            Lipper High
                HIGH YIELD           High Yield           Current Yield
                BOND FUND            Bond Index*           Funds Index*

6-97             $10,000               $10,000               $10,000
7-97              10,266                10,085                10,264
8-97              10,368                10,126                10,284
9-97              10,530                10,192                10,530
10-97             10,487                10,221                10,488


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Short-Term High Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
================================================================================


--------------------------------------------------------------------------------

* The Short-Term High Yield Bond Index is a market value weighted blend of the Merrill Lynch High Yield, BB Rated, 1-2.99 Years Index and the Merrill Lynch High Yield, B Rated, 1-2.99 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to three years. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Fund Index is Bloomberg. Source of the Lipper High Current Yield Funds Index is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

2 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                           STRONG CORPORATE BOND FUND
================================================================================
                                                SHARES OR
                                                PRINCIPAL     VALUE
                                                 AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 78.7%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                  $ 8,654,000  $ 9,439,117
Allied Holdings, Inc. Senior Notes, 8.625%,
  Due 10/01/07 (Acquired 9/24/97; Cost
  $1,011,250)(b)                                 1,000,000    1,022,500
Banco Sud Americano Subordinated Notes, 7.60%,
  Due 3/15/07 (Acquired 7/15/97 - 7/23/97;
  Cost $10,317,698) (b)                         10,060,000    9,858,800
Beaver Valley Funding Corporation Debentures,
  8.625%, Due 6/01/07                            3,000,000    3,135,000
Cablevision Systems Corporation Debentures,
  8.125%, Due 8/15/09 (Acquired 8/21/97;
  Cost $9,962,700) (b)                          10,000,000   10,075,000
California Energy, Inc. Senior Notes, 9.875%,
  Due 6/30/03                                    5,000,000    5,412,500
Coca-Cola Femsa SA de CV Senior Notes, 9.40%,
  Due 8/15/04 (Acquired 10/01/97;
  Cost $8,640,000) (b)                           8,000,000    8,523,960
Colonial Capital I Capital Securities, Series A,
  8.92%, Due 1/15/27                             3,600,000    3,777,530
Contifinancial Corporation Senior Notes:
  7.50%, Due 3/15/02                             5,000,000    5,037,960
  8.375%, Due 8/15/03                            6,695,000    6,862,375
Continental Airlines, Inc. Pass-Thru
  Certificates, Series 1997-4, Class 4A, 6.90%,
  Due 1/02/18                                    5,000,000    5,120,500
Crescent Real Estate Equities, Limited
  Partnership Notes, 7.125%, Due 9/15/07
  (Acquired 9/19/97; Cost $8,284,977) (b)        8,300,000    8,381,050
Delta Air Lines, Inc. Equipment Trust
  Certificates:
  Series 1991-A, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257,280) (b)        2,000,000    2,483,470
  Series 1991-B, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257,280) (b)        2,000,000    2,483,470
  Series 1991-E, 10.14%, Due 8/26/12
  (Acquired 9/10/96; Cost $2,257,680) (b)        2,000,000    2,484,220
Delta Air Lines, Inc. Pass-Thru Certificates,
  Series 1992-B1, 9.375%, Due 9/11/07            3,351,644    3,788,062
Walt Disney Company Euro-Dollar Senior
  Participating Notes, 2.00%, Due 3/01/00
  (Acquired 9/19/96; Cost $6,159,520) (b)        5,000,000    5,400,000
Echostar Communications Corporation Senior
  Secured Discount Notes, Zero %, Due 6/01/04
  (Rate Reset Effective 6/01/99)                 1,000,000      890,000
Felcor Suites Limited Partnership Guaranteed
  Senior Notes, 7.375%, Due 10/01/04
  (Acquired 10/07/97; Cost $3,028,620) (b)       3,000,000    2,998,893
First Nationwide Bank Subordinated Debentures,
  10.00%, Due 10/01/06                           3,460,000    4,093,419
First Republic Bank Subordinated Notes, 7.75%,
  Due 9/15/12                                    5,000,000    5,034,380
Fox/Liberty Networks LLC/FLN Finance, Inc.
  Senior Notes, 8.875%, Due 8/15/07
  (Acquired 8/15/97; Cost $5,500,000) (b)        5,500,000    5,500,000
Fresenius Medical Care Capital Trust Preferred
  Securities, 9.00%, Due 12/01/06                3,000,000    3,067,500
GB Capital Trust Capital Securities, 10.25%,
  Due 1/15/27 (Acquired 1/24/97;
  Cost $3,000,000) (b)                           3,000,000    3,592,500
GNS Finance Corporation Senior Subordinated
  Notes, Series B, 9.25%, Due 3/15/03            4,250,000    4,462,407
Greenpoint Capital Trust I Subordinated Capital
  Securities, 9.10%, Due 6/01/27                 5,000,000    5,385,310
Gruma SA de CV Bonds, 7.625%, Due 10/15/07
  (Acquired 10/02/97 - 10/28/97; Cost
  $10,404,172) (b)                              10,400,000   10,417,191
HUBCO Capital Trust I Capital Securities,
  8.98%, Due 2/01/27                             5,000,000    5,399,675
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 8.75%, Due 3/15/00         4,500,000    4,619,111
Homeside, Inc. Senior Secured Second Priority
  Notes, 11.25%, Due 5/15/03                     1,796,000    2,137,240
Hutchison Whampoa Finance C I, Ltd. Notes,
  Series B, 7.45%, Due 8/01/17 (Acquired
  9/24/97; Cost $4,995,150) (b)                  5,000,000    4,359,520
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                7,200,000    8,035,805
LCI International, Inc. Senior Notes, 7.25%,
  Due 6/15/07                                      640,000      659,685
Lehman Brothers Holdings, Inc. Senior Notes,
  7.20%, Due 8/15/09                               905,000      926,968
Lehman Brothers, Inc. Notes, 7.36%,
  Due 12/15/03                                   4,060,000    4,229,245
Leucadia Capital Trust I Pass-Thru Securities,
  8.65%, Due 1/15/27                             7,000,000    7,427,077
Liberty Mutual Insurance Company Surplus Notes,
  7.697%, Due 10/15/2097 (Acquired 10/09/97;
  Cost $5,640,000) (b)                           5,640,000    5,674,229
Long Island Lighting Company Debentures, 8.90%,
  Due 7/15/19                                    6,335,000    6,748,207
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                   8,000,000   10,280,000
NWA Trust Number 2 Mezzanine Aircraft Notes,
  Class C, 11.30%, Due 6/21/14                   1,876,923    2,431,193
NWA Trust Number 2 Subordinated Aircraft
  Notes, 13.875%, Due 6/21/08                    1,191,000    1,430,679
News America Holdings, Inc. Debentures, 8.15%,
  Due 10/17/36                                   5,000,000    5,265,505
News America Holdings, Inc. Notes, 8.25%,
  Due 8/10/18                                    5,780,000    6,136,996
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26                3,500,000    3,708,516
Oil Purchase Company Senior Secured Notes,
  7.10%, Due 10/31/02 (Acquired 10/21/97;
  Cost $4,496,985) (b)                           4,500,000    4,484,925
PXRE Capital Trust I Pass-Thru Securities, 8.85%,
  Due 2/01/27                                    5,750,000    6,194,820
Panamerican Beverages, Inc. Senior Notes, 8.125%,
  Due 4/01/03                                    3,000,000    3,195,102
Panamsat L.P./Panamsat Capital Corporation
  Senior Subordinated Discount Notes, Zero %,
  Due 8/01/03 (Rate Reset Effective 8/01/98)     7,000,000    6,982,885
Paramount Communications, Inc. Notes, 7.50%,
  Due 1/15/02                                    4,015,000    4,094,537
Petrozuata Finance, Inc. Bonds:
  Series A, 7.63%, Due 4/01/09 (Acquired 6/17/97 -
  6/18/97; Cost $7,055,150) (b)                  7,000,000    7,340,767
  Series B, 8.22%, Due 4/01/17 (Acquired 6/17/97 -
  8/14/97; Cost $7,264,750) (b)                  7,000,000    7,122,500
Philip Morris Company, Inc. Notes, 6.80%,
  Due 12/01/03                                   5,000,000    5,038,525
Poland Non-US Global Floating Rate Bonds,
  6.6875%, Due 10/27/24                          6,770,000    6,296,100
Ras Laffan Liquefied Natural Gas Company, Ltd.
  Bonds, 7.628%, Due 9/15/06 (Acquired 12/12/96;
  Cost $2,509,175) (b)                           2,500,000    2,544,335
Repap Wisconsin, Inc. Senior Notes, 9.25%,
  Due 2/01/02                                    3,000,000    3,165,000
Riggs Capital Trust Preferred Securities,
  Series A, 8.625%, Due 12/31/26 (Acquired
  12/10/96; Cost $5,000,000) (b)                 5,000,000    5,221,895
SIG Capital Trust I Securities, 9.50%, Due
  8/15/27 (Acquired 8/07/97; Cost $4,500,000)(b) 4,500,000    4,556,250
Socgen Real Estate LLC Bonds, 7.64%,
  Due 12/29/49 (Rate Reset Effective 10/01/07)
  (Acquired 8/21/97; Cost $9,250,000) (b         9,250,000    9,331,946

--------------------------------------------------------------------------------
================================================================================
                     STRONG CORPORATE BOND FUND (continued)
================================================================================
                                                SHARES OR
                                                PRINCIPAL      VALUE
                                                 AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------
Stena AB Senior Yankee Notes, 8.75%,
  Due 6/15/07                                  $ 4,000,000  $ 4,030,000
Stop & Shop Companies, Inc. Senior Subordinated
  Notes, 9.75%, Due 2/01/02                      7,100,000    7,953,235
Sunamerica, Inc. Debentures, 5.60%, Due
  7/31/2097                                      5,510,000    4,221,376
Suntrust Capital II Trust Floating Rate Pass-Thru
  Securities, 7.90%, Due 6/15/27                   100,000      105,833
System Energy Resources, Inc. First Mortgage
  Bonds, 11.375%, Due 9/01/16                      383,000      415,410
TCI Communications, Inc. Notes, 6.875%,
  Due 2/15/06                                      400,000      398,719
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                   6,425,000    7,111,518
Tanger Properties LP Notes, 7.875%,
  Due 10/24/04                                   3,000,000    3,021,375
Tatneft Finance PLC Notes, 9.00%, Due 10/29/02
  (Acquired 10/02/97; Cost $4,005,420) (b)       4,000,000    3,820,000
Teekay Shipping Corporation Guaranteed First
  Preferred Mortgage Notes, 8.32%, Due 2/01/08   6,560,000    6,592,800
Tenet Healthcare Corporation Senior Notes,
  8.00%, Due 1/15/05                             5,000,000    5,056,250
Terra Nova Insurance UK Holdings PLC Senior
  Guaranteed Notes, 10.75%, Due 7/01/05          7,020,000    7,885,994
Time Warner Entertainment Senior Notes, 8.375%,
  Due 7/15/33                                    9,600,000   10,619,203
UCAR Global Enterprises, Inc. Senior
  Subordinated Notes, 12.00%, Due 1/15/05        2,895,000    3,264,113
US West Capital Funding, Inc. Notes, 7.90%,
  Due 2/01/27                                    5,000,000    5,311,870
Ultramar Diamond Shamrock Corporation Senior
  Notes:
  7.20%, Due 10/15/17                            1,000,000    1,007,943
  7.45%, Due 10/15/2097                          7,500,000    7,557,630
Videotron Holdings PLC Senior Discount Yankee
  Notes, Zero %, Due 7/01/04 (Rate Reset
  Effective 7/01/99)                             5,000,000    4,725,000
Worldcom, Inc. Georgia Senior Notes, 8.875%,
  Due 1/15/06                                   10,000,000   10,712,500
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $381,199,293)                   387,577,121
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.6%
Hewlett-Packard Company Subordinated Liquid
  Yield Option Notes, Zero %, Due 10/14/17
  (Acquired 10/08/97; Amortized Cost
  $8,067,750)(b)                                15,000,000    7,818,750
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $8,080,820)                     7,818,750
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 5.8%
BCF, LLC Mortgage Pass-Thru Certificates, Series
  1997-R2, Class 3-A1, 7.00%, Due 12/25/35
  (Acquired 6/17/97; Cost $5,512,530) (b)        5,508,824    5,557,026
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1,
  Class 2-P, Principal Only, Due 7/25/10           972,501      776,483
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1994-MHC1, Class A-1X, Interest Only,
  3.3088%, Due 4/25/11                             497,633          314
DLJ Mortgage Acceptance Corporation Trust
  Certificates, Series 1997-E, Class B, 7.55%,
  Due 10/28/26 (Acquired 9/09/97; Cost
  $3,782,271)(b)                                 4,281,857    3,880,433
DLJ Mortgage Acceptance Corporation Variable
  Rate Multifamily Mortgage Pass-Thru
  Certificates, Series 1993-MF10, Class A-1,
  Interest Only, 0.80%, Due 7/15/03             33,359,695      633,834
Mid State Trust Virgin Islands Asset Backed
  Notes, Series 6, Class A-2, 7.40%, Due
  7/01/35                                        3,624,953    3,803,373
NPF IX, Inc. 97-1 Healthcare Receivables Notes,
  Class A, 6.339%, Due 7/01/00 (Acquired
  7/24/97; Cost $2,999,964) (b)                  3,000,000    2,992,500
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.7496%,
  Due 11/25/30                                     339,107      357,548
Salomon Brothers Mortgage Securities, Series
  1997-A, Class B-3, 7.353%, Due 10/01/25
  (Acquired 7/09/97; Cost $4,586,640) (b)        5,136,964    4,578,319
Structured Asset Securities Corporation 1997-N1
  LLC, Class A-2, Floating Rate Notes, 5.8363%,
  Due 9/25/28                                    2,007,754    2,007,754
Westam Mortgage Financial Corporation
  Collateralized Mortgage Bonds, Series 10,
  Class 10-D, Principal Only, Due 7/26/18        5,560,201    3,773,986
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $26,872,627)                              28,361,570
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY ISSUES 6.0%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                               29,213       35,139
  14.75%, Due 3/01/10                               17,213       20,950
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  13.50%, Due 4/01/11                              175,235      209,565
GNMA Guaranteed Pass-Thru Certificates, 15.00%,
  Due 8/15/11 thru 10/15/12                        122,714      154,556
Small Business Administration Guaranteed Loan
  Pool #40013, Interest Only Strips, 2.419%,
  Due 9/30/17                                   10,216,510      970,568
United States Treasury Bonds, 6.625%,
  Due 2/15/27                                    7,495,000    7,947,046
United States Treasury Notes:
  6.50%, Due 8/15/05                            10,750,000   11,149,771
  6.625%, Due 3/31/02 thru 5/15/07               8,700,000    9,123,661
--------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $29,630,577)                                  29,611,256
--------------------------------------------------------------------------------
OPTIONS 0.1%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                             6,083,333      511,000
--------------------------------------------------------------------------------
TOTAL OPTIONS (COST $281,678)                                   511,000
--------------------------------------------------------------------------------
PREFERRED STOCKS 5.3%
NB Capital Corporation 8.35% Exchangeable
  (Acquired 8/22/97; Cost $10,000,000) (b)          10,000   10,428,100
Norwest Corporation Series A, Cumulative
  Tracking Stock/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $2,000,000) (b)          10,000    2,094,780
Time Warner, Inc. 10.25% Exchangeable Series M      11,646   13,422,015
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $24,992,522)                    25,944,895
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 2.8%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.16% $  219,700      219,700
General Mills, Inc., 5.15%                         259,500      259,500
Johnson Controls, Inc., 5.18%                      238,200      238,200
Pitney Bowes Credit Corporation, 5.16%             313,300      313,300
Wisconsin Electric Power Company, 5.21%              8,300        8,300
                                                             ----------
                                                              1,039,000

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
================================================================================
                     STRONG CORPORATE BOND FUND (continued)
================================================================================
                                                SHARES OR
                                                PRINCIPAL     VALUE
                                                 AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT 2.5%
Goldman, Sachs & Company, Inc. (Dated 10/31/97),
  5.60%, Due 11/03/97 (Repurchase proceeds
  $12,105,647); Collateralized by:  $9,085,000
  United States Treasury Bonds, 11.75%,
  Due 2/15/10 (Market Value $12,355,600) (d)   $12,100,000  $12,100,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 11/20/97 thru
  1/15/98 (c)                                      580,000      577,273
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,716,226)              13,716,273
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $484,773,743) 100.3%                                493,540,865
Other Assets and Liabilities, Net (0.3%)                     (1,247,658)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $492,293,207
--------------------------------------------------------------------------------

FUTURES
--------------------------------------------------------------------------------
                                             Underlying     Unrealized
                                 Expiration  Face Amount   Appreciation
                                    Date       at Value   (Depreciation)
--------------------------------------------------------------------------------
Purchased:
109 Ten-Year U.S. Treasury Notes    12/97    $12,180,750    $175,932
 69 U.S. Treasury Bonds             12/97      8,174,344     167,344

Sold:
 15 Two-Year U.S. Treasury Notes    12/97     (3,118,125)    (24,253)
  8 Five-Year U.S. Treasury Notes   12/97       (867,250)    (15,984)
  5 Ten-Year U.S. Treasury Notes    12/97       (558,750)       --
121 U.S. Treasury Bonds             12/97    (14,334,719)   (635,064)


SWAPS
--------------------------------------------------------------------------------
Open index rate swap contract at October 31, 1997 consisted of the following:
--------------------------------------------------------------------------------
 Notional   Closing    Interest           Index           Unrealized
  Amount     Date        Sold            Bought          Appreciation
--------------------------------------------------------------------------------
$25,000,000 7/17/97  1 mo. LIBOR   Lehman Brothers Baa      $388,884


INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                              Percentage of Net Assets
--------------------------------------------------------------------------------
Bank - Regional ........................................11.7%
U.S. Government ........................................ 8.3
Media - Publishing ..................................... 7.2
Media - Radio/TV ....................................... 6.7
Leisure Service ........................................ 5.9
Non-Agency Single Family ............................... 4.7
Oil - International Integrated ......................... 4.6
Airline ................................................ 4.1
Bank - Money Center .................................... 4.0
Real Estate ............................................ 3.8
Insurance - Diversified ................................ 3.6
Electric Power ......................................... 3.1
Mortgage & Related Service ............................. 2.9
Beverage - Soft Drink .................................. 2.4
Telephone .............................................. 2.3
Food ................................................... 2.2
Insurance - Property & Casualty ........................ 2.2
Shipping ............................................... 2.2
Savings & Loan ......................................... 1.9
Oil - North American Integrated ........................ 1.7
Computer Software ...................................... 1.6
Retail - Food Chain .................................... 1.6
Telecommunication Service .............................. 1.4


--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (continued)
--------------------------------------------------------------------------------
                                               Percentage of Net Assets
--------------------------------------------------------------------------------
Foreign Government ......................................1.3%
Brokerage & Investment Management .......................1.1
Leisure Product .........................................1.1
Healthcare - Patient Care ...............................1.0
Tobacco .................................................1.0
Steel ...................................................0.7
Healthcare - Medical Supply .............................0.6
Non-Agency Asset-Backed .................................0.6
Paper & Forest Products .................................0.6
Bank - Super Regional ...................................0.5
Natural Gas Distribution ................................0.5
Non-Agency Commercial ...................................0.4
SBA .....................................................0.2
Trucking ................................................0.2
Diversified Operations ..................................0.1
Electric Utility ........................................0.1
Finance - Miscellaneous .................................0.1
Office Automation .......................................0.1
Other Assets and Liabilities, Net ......................(0.3)
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------

COUNTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                           Percentage of Net Assets
--------------------------------------------------------------------------------
United States ......................................... 85.4%
Mexico ................................................  4.5
Venezuela .............................................  2.9
United Kingdom ........................................  2.6
Chile .................................................  2.0
Poland ................................................  1.3
Ireland ...............................................  0.8
Sweden ................................................  0.8
Other Assets and Liabilities, Net ..................... (0.3)
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------

================================================================================
                       STRONG GOVERNMENT SECURITIES FUND
================================================================================
                                                SHARES OR
                                                PRINCIPAL     VALUE
                                                  AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY ISSUES 81.5%
FHA Insured Project Loan #956-55054, 2.93%,
  Due 11/01/12                                 $ 3,881,464  $ 3,026,377
FHA Project Loan, 7.40%, Due 2/01/09(e)         22,390,000   23,341,575
FHA Project Loan Section 223(f) - Hampshire
  Tower Apartments, 7.50%, Due 11/15/30          9,039,089    9,242,468
FHLMC Guaranteed Multiclass Variable Rate
  Mortgage Participation Certificates:
  Pool #865496, 7.407%, Due 5/01/26              8,910,163    9,230,395
Series 1572-B, Class SA,
  3.905%, Due 10/15/00                           3,000,000    2,788,047
Series 1539,  Class FB, 5.604%,  Due
  6/15/05                                        5,500,000    5,451,853
FHLMC Participation Certificates:
  7.00%, Due 1/25/21                             4,072,183    4,090,019
  7.25%, Due 7/01/08                             1,797,674    1,824,730
  7.26%, Due 6/01/06                             6,879,920    7,295,949
  8.00%, Due 7/01/08 thru 12/01/10               7,071,623    7,352,486
  8.50%, Due 5/01/16                             2,254,371    2,345,605
  8.75%, Due 6/15/00                               487,890      498,409
  9.00%, Due 12/01/01 thru 5/15/25               7,464,756    7,939,663
  9.50%, Due 4/01/07 thru 12/01/19               4,748,267    4,987,511

--------------------------------------------------------------------------------
================================================================================
                 STRONG GOVERNMENT SECURITIES FUND (continued)
================================================================================
                                                SHARES OR
                                                PRINCIPAL     VALUE
                                                 AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
  9.75%, Due 8/01/02                           $ 1,433,861 $  1,509,096
  10.00%, Due 10/01/05 thru 6/01/20             14,771,216   15,986,741
  10.50%, Due 6/01/04 thru 8/01/20               4,518,202    4,978,339
  11.00%, Due 1/01/01                               30,376       32,110
  11.25%, Due 1/01/01                               79,017       83,802
  11.75%, Due 10/01/15                             127,498      144,755
  12.00%, Due 11/01/15                              95,318      109,574
  12.25%, Due 7/01/15 thru 12/01/15                485,177      557,082
  12.50%, Due 10/01/09 thru 1/01/15                229,008      265,144
  13.00%, Due 7/01/14                               63,655       74,675
  13.75%, Due 5/01/02                               56,828       62,890
  14.00%, Due 9/01/10 thru 4/01/16                 786,917      941,838
  14.50%, Due 3/01/11 thru 12/01/11                  7,326        8,884
  14.75%, Due 8/01/11 thru 4/01/13                   9,066       10,992
  15.00%, Due 8/01/11                               30,888       37,902
  16.00%, Due 6/01/12                                7,129        9,061
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Pass-Thru Certificates:
  6.00%, Due 9/01/12                            15,833,886   15,546,976
  6.50%, Due 2/18/27                             8,248,000    7,943,525
  6.74%, Due 8/25/07                             7,250,000    7,529,125
  7.00%, Due 9/01/15                             1,026,944    1,045,748
  7.50%, Due 7/01/15                             1,066,553    1,099,809
  7.778%, Due 7/01/01                           27,840,000   29,092,800
  8.50%, Due 11/25/02 thru 2/01/12              10,116,029   10,681,518
  9.00%, Due 9/01/21                             1,747,168    1,883,640
  9.25%, Due 4/25/18                             2,424,390    2,596,377
  9.40%, Due 10/25/19                            9,332,657   10,108,406
  9.50%, Due 3/25/19                             9,687,350   11,073,901
  10.00%, Due 4/01/20                            3,741,122    4,082,836
  11.75%, Due 12/01/10                             157,629      180,057
  12.00%, Due 1/01/16 thru 2/01/19               2,992,671    3,470,950
  12.25%, Due 7/01/14                               28,050       31,737
  12.50%, Due 2/01/11                              206,217      238,796
  13.25%, Due 4/01/12                                3,505        4,156
  13.50%, Due 1/01/11 thru 1/01/12                  30,160       33,786
  13.75%, Due 10/01/10                               6,578        7,832
  14.00%, Due 1/01/12 thru 11/01/14                135,884      162,664
  14.25%, Due 12/01/14                              33,596       41,204
  14.50%, Due 1/01/12                                7,537        9,134
  14.75%, Due 11/01/10 thru 3/01/12                177,940      220,188
  15.00%, Due 10/01/12                              10,324       12,840
  15.50%, Due 10/01/12                              14,117       17,677
FNMA Guaranteed Real Estate Mortgage
Investment Conduit Variable Rate Certificates:
  Pool #54844, 6.103%, Due 9/01/27              21,857,281   21,870,614
  Pool #110238, 6.96%, Due 1/01/16               5,514,567    5,603,832
  Pool #70843, 7.00%, Due 4/01/20                2,995,701    3,046,784
  Pool #66414, 7.158%, Due 9/01/28              12,951,171   13,495,509
  Pool #176367, 7.576%, Due 4/01/15              3,207,749    3,332,743
  Pool #92068, 7.636%, Due 1/01/18               1,593,396    1,670,536
  Pool #124013, 7.659%, Due 10/01/21             4,032,573    4,225,073
  Pool #181826, 7.728%, Due 10/01/22             1,888,316    1,977,618
  Pool #201427, 8.03%, Due 1/01/23               2,981,336    3,152,700
  Series 1991-57, Class S, 7.777%, Due 5/25/20   3,093,231    3,128,819
  Series 1996-M6, Class A, 7.377%, Due 8/17/03   1,511,363    1,551,037
  Series 1997-M4, Class C, 7.298%, Due 2/17/35   5,683,000    6,009,772
FNMA Stripped Mortgage-Backed Securities:
  6.00%, Due 11/01/08 thru 5/01/09              12,033,344   11,926,472
  Series 1997-277, Class 1, Principal Only,
  Due 3/25/27                                   11,245,082    8,328,445
GNMA Guaranteed Pass-Thru Certificates:
  5.50%, Due 12/01/27 (e)                       12,150,000   12,138,579
  6.00%, Due 12/01/27 (e)                       31,780,000   32,018,350
  6.875%, Due 11/20/20                             979,884    1,013,455
  7.00%, Due 3/20/18                             1,485,170    1,535,574
  7.125%, Due 4/20/19                              340,294      353,078
  8.50%, Due 6/01/27                             4,808,250    5,041,163
  9.00%, Due 12/15/06 thru 12/15/09             20,332,496   21,245,567
  12.50%, Due 4/15/19                            4,726,750    5,465,305
  13.00%, Due 11/15/10 thru 11/15/14               630,334      747,327
  13.50%, Due 7/15/10 thru 10/15/12                201,227      241,700
  14.00%, Due 6/15/11 thru 12/20/14                210,094      255,432
  14.50%, Due 6/15/11 thru 11/15/12                382,929      474,812
  15.00%, Due 1/15/12 thru 9/15/12                 147,709      185,618
  16.00%, Due 4/15/12                                9,785       12,401
Small Business Administration Guaranteed Loan,
  Interest Only Custodial Receipts:
  Series 1992-6A, 2.473%, Due 10/15/17          48,564,508    4,689,389
  Series 1993-1A, 2.531%, Due 2/15/18           15,256,779    1,506,607
Student Loan Marketing Association Floating
  Rate Notes:
  Series 1997-1, Class A1, 5.626%, Due 10/25/05  6,268,307    6,224,366
  Series 1997-3, Class A2, 5.78%, Due 10/25/10   5,000,000    4,950,000
USGI FHA Insured Project Pool #2040, 3.025%,
  Due 11/01/06                                   7,171,364    6,377,494
United States Treasury Bonds:
  6.50%, Due 11/15/26                            2,865,000    2,985,869
  6.625%, Due 2/15/27                           75,135,000   79,666,617
  9.25%, Due 2/15/16                            10,330,000   13,764,735
United States Treasury Notes:
  6.25%, Due 3/31/99 thru 2/15/03              122,200,000  124,098,282
  6.50%, Due 8/15/05                            26,650,000   27,641,060
  7.25%, Due 8/15/04                            22,750,000   24,520,246
--------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES
  (COST $674,922,585)                                       687,816,634
--------------------------------------------------------------------------------

CORPORATE BONDS 9.6%
Bank United Corporation Subordinated Notes,
  8.875%, Due 5/01/07                           10,000,000   10,836,090
Colonial Capital I Capital Securities,
  Series A, 8.92%, Due 1/15/27                   5,400,000    5,666,296
Contifinancial Corporation Senior Notes,
  8.375%, Due 8/15/03                            6,785,000    6,954,625
Cullen/Frost Capital Trust I Bonds, 8.42%,
  Due 2/01/27                                    1,000,000    1,035,422
Gruma SA de CV Bonds, 7.625%, Due 10/15/07
  (Acquired 10/02/97 - 10/06/97;
  Cost $10,047,434) (b)                         10,025,000   10,041,571
HUBCO Capital Trust I Capital Securities,
  8.98%, Due 2/01/27                             6,500,000    7,019,577
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26                8,000,000    8,476,608
Riggs Capital Trust Preferred Securities,
  Series A, 8.625%, Due 12/31/26 (Acquired
  12/10/96; Cost $9,490,000) (b)                 9,490,000    9,911,157
Socgen Real Estate LLC Bonds, 7.64%, Due
  12/29/49 (Rate Reset Effective 10/01/07)
  (Acquired 8/21/97 - 10/29/97; Cost
  $19,986,600) (b)                              20,000,000   20,177,180
Ultramar Diamond Shamrock Corporation Senior
  Notes, 7.20%, Due 10/15/17                     1,000,000    1,007,943
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $79,166,551)                     81,126,469
--------------------------------------------------------------------------------

MUNICIPAL BONDS 2.4%
Arkansas Development Finance Authority GNMA
  Guaranteed Bonds, 9.75%, Due 11/15/14          3,100,000    3,865,223
New Jersey EDA State Pension Funding Revenue:
  Zero %, Due 2/15/23                           11,595,000    2,080,525
  Zero %, Due 2/15/24                           19,300,000    3,235,606
  Zero %, Due 2/15/25                           17,000,000    2,662,846
  7.425%, Due 2/15/29                            7,900,000    8,412,252
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $18,348,910)                     20,256,452
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
================================================================================
                 STRONG GOVERNMENT SECURITIES FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Community Program Loan Trust Bonds,
  Series 1987-A, Class A5, 4.50%, Due 4/01/29  $   980,000 $    749,396
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (COST $732,634)     749,396
--------------------------------------------------------------------------------

OPTIONS 0.1%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                            12,166,667    1,022,000
--------------------------------------------------------------------------------
TOTAL OPTIONS (COST $563,356)                                 1,022,000
--------------------------------------------------------------------------------

PREFERRED STOCKS 3.7%
NB Capital Corporation 8.35% Exchangeable
  (Acquired 8/22/97; Cost $20,000,000) (b)          20,000   20,856,200
Norwest Corporation Series A, Cumulative
  Tracking Preferred Stock/Residential Home
  Mortgage LLC (Acquired 12/16/94;
  Cost $10,000,000) (b)                             50,000   10,473,900
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $30,000,000)                    31,330,100
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 8.1%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.16% $  270,700      270,700
General Mills, Inc., 5.15%                       1,208,200    1,208,200
Johnson Controls, Inc., 5.18%                      133,100      133,100
Pitney Bowes Credit Corporation, 5.16%             111,600      111,600
                                                             ----------
                                                              1,723,600
REPURCHASE AGREEMENT 7.7%
ABN-AMRO Chicago Corporation (Dated 10/31/97),
  5.60%, Due 11/03/97 (Repurchase proceeds
  $65,130,380); Collateralized by:  $12,400,000
  United States Treasury Notes, 5.875%,
  Due 1/31/99; $47,000,000 United States
  Treasury Notes, 7.875%, Due 11/15/04
  (Market Value $66,667,000) (d)                65,100,000   65,100,000

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills, Due 11/20/97
  thru 1/29/98 (c)                               1,385,000    1,379,676
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $68,203,207)              68,203,276
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $871,937,243) 105.5%  890,504,327
Other Assets and Liabilities, Net (5.5%)                    (47,036,902)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $843,467,425
--------------------------------------------------------------------------------

FUTURES
--------------------------------------------------------------------------------
                                                 Underlying      Unrealized
                                 Expiration      Face Amount    Appreciation
                                    Date           at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
286 Ten-Year U.S. Treasury Notes    12/97         $31,960,500     $  857,500

Sold:
 35 Two-Year U.S. Treasury Notes    12/97          (7,275,625)       (56,591)
 37 Five-Year U.S. Treasury Notes   12/97          (4,011,031)       (73,762)
 30 Ten-Year U.S. Treasury Notes    12/97          (3,352,500)       (39,131)
562 U.S. Treasury Bonds             12/97         (66,579,438)    (2,927,371)


--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                             Percentage of Net Assets
--------------------------------------------------------------------------------
U.S. Government & Agency ...............................89.9%
Bank - Regional ........................................ 5.1
Bank - Money Center .................................... 4.9
General Obligation ..................................... 2.0
Bank - Super Regional .................................. 1.2
Consumer - Miscellaneous ............................... 1.2
Mortgage & Related Service ............................. 0.8
Finance - Miscellaneous ................................ 0.1
Food ................................................... 0.1
Non-Agency Asset-Backed ................................ 0.1
Oil - North American Exploration & Production .......... 0.1
Other Assets and Liabilities, Net ......................(5.5)
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------

COUNTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                               Percentage of Net Assets
--------------------------------------------------------------------------------
United States .........................................104.3%
Mexico ................................................  1.2
Other Assets and Liabilities, Net ..................... (5.5)
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------


================================================================================
                          STRONG HIGH-YIELD BOND FUND
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 79.5%
AES Corporation Senior Subordinated Notes,
  8.50%, Due 11/01/07 (Acquired 10/24/97;
  Cost $1,996,000) (b)                         $ 2,000,000  $ 1,975,000
Acme Metals, Inc. Senior Secured Discount Notes,
  13.50%, Due 8/01/04                            3,165,000    3,608,100
Adelphia Communications Corporation Senior
  Notes:
  9.25%, Due 10/01/02 (Acquired 9/22/97;
  Cost $2,000,000) (b)                           2,000,000    1,990,000
  9.875%, Due 3/01/07                            2,500,000    2,575,000
Allied Waste Industries, Inc. Senior Discount
  Notes, Zero %, Due 6/01/07 (Rate Reset
  Effective 6/01/02) (Acquired 5/01/97; Cost
  $2,297,440) (b)                                4,000,000    2,720,000
Allied Waste North America, Inc. Senior
  Subordinated Notes, 10.25%, Due 12/01/06 (c)   6,000,000    6,540,000
American Communications Services, Inc. Senior
  Notes, 13.75%, Due 7/15/07 (Acquired 9/18/97;
  Cost $2,212,500) (b)                           2,000,000    2,250,000
Anchor Glass Container Corporation First
  Mortgage Notes, 11.25%, Due 4/01/05
  (Acquired 4/10/97 - 5/29/97; Cost
  $5,192,500)(b)                                 5,000,000    5,475,000
Anker Coal Group, Inc. Senior Notes, 9.75%,
  Due 10/01/07 (Acquired 9/22/97; Cost
  $5,550,625)(b)                                 5,500,000    5,555,000
Republic of Argentina BOCON Previsional 4
  Floating Rate Notes, 7.406%, Due 9/01/02       6,000,000    6,705,000
Atlas Air, Inc. Senior Notes, 10.75%, Due
  8/01/05
  (Acquired 8/08/97; Cost $7,725,000) (b)        7,725,000    8,188,500
Autopistas Del Sol SA Senior Notes, 9.35%,
  Due 8/01/04 (Acquired 8/11/97; Cost
  $4,950,000) (b)                                5,000,000    4,862,500
BankUnited Capital Trust Preferred Securities,
  Series A, 10.25%, Due 12/31/26                 2,500,000    2,575,000
Bay View Capital Corporation Subordinated
  Notes, 9.125%, Due 8/15/07                    16,800,000   17,178,000

--------------------------------------------------------------------------------
================================================================================
                    STRONG HIGH-YIELD BOND FUND (continued)
================================================================================
                                                 SHARES OR
                                                 PRINCIPAL     VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
CSBI Capital Trust I Subordinated Income
  Capital Securities, Series A, 11.75%, Due
  6/06/27 (Acquired 7/10/97; Cost
  $2,000,000) (b)                              $ 2,000,000  $ 2,000,000
Capstar Radio Broadcasting Partners, Inc.
  Senior Subordinated Notes, 9.25%, Due
  7/01/07                                        5,000,000    5,050,000
William Carter Senior Subordinated Notes,
  Series A, 10.375%, Due 12/01/06                7,000,000    7,385,000
Centennial Cellular Corporation Senior Notes,
  8.875%, Due 11/01/01                           4,945,000    4,957,363
Century Communications Corporation Senior
  Notes, 8.75%, Due 10/01/07                     5,000,000    5,025,000
Chancellor Radio Broadcasting Company Senior
  Subordinated Notes, 8.75%, Due 6/15/07
  (Acquired 6/18/97; Cost $4,954,110) (b)        5,000,000    5,050,000
Clark-Schwebel Holdings, Inc. Senior Debentures,
  12.50%, Due 7/15/07 (Acquired 7/07/97;
  Cost $5,212,663) (b)                           4,921,358    5,265,853
Coach USA, Inc. Senior Subordinated Notes,
  Series B, 9.375%, Due 7/01/07 (c)              6,000,000    6,090,000
Dade International, Inc. Senior Subordinated
  Notes, 11.125%, Due 5/01/06                    3,000,000    3,352,500
Decisionone Holdings Corporation Units, Zero %,
  Due 8/01/08 (Rate Reset Effective 8/01/02)     8,500,000    5,227,500
Echostar Communications Corporation Senior
  Secured Discount Notes, Zero %, Due 6/01/04
  (Rate Reset Effective 6/01/99)                 6,000,000    5,340,000
Echostar Satellite Broadcasting Corporation
  Senior Secured Discount Notes, Zero %,
  Due 3/15/04 (Rate Reset Effective 3/15/00)     5,000,000    3,975,000
Equimar Shipholdings, Ltd. Guaranteed First
  Preferred Ship Mortgage Notes, 9.875%, Due
  7/01/07 (Acquired 6/20/97; Cost $5,000,000)(b) 5,000,000    4,825,000
Fedders North America, Inc. Senior Subordinated
  Notes, 9.375%, Due 8/15/07 (Acquired 8/11/97;
  Cost $4,976,000) (b)                           5,000,000    5,075,000
First Nationwide Holdings, Inc. Senior
  Subordinated Notes, 10.625%, Due 10/01/03      6,500,000    7,182,500
First Palm Beach Bancorp, Inc. Senior
  Debentures, 10.35%, Due 6/30/02 (Acquired
  6/26/97; Cost $1,500,000) (b)                  1,500,000    1,558,050
Food 4 Less Holdings, Inc. Pay-In-Kind Senior
  Subordinated Debentures, 13.625%, Due
  6/15/07                                       13,613,170   16,403,870
Fox Kids Worldwide, Inc. Senior Notes, 9.25%,
  Due 11/01/07 (Acquired 10/30/97; Cost
  $4,775,000) (b)                                5,000,000    4,831,250
Fresenius Medical Care Capital Trust Preferred
  Securities, 9.00%, Due 12/01/06                7,000,000    7,157,500
GCI, Inc. Senior Notes, 9.75%, Due 8/01/07       4,000,000    4,080,000
GST Equipment Funding, Inc. Senior Secured
  Notes, 13.25%, Due 5/01/07 (Acquired
  5/08/97 - 9/30/97; Cost $3,150,000) (b)        3,000,000    3,420,000
GST USA, Inc. Notes, Zero %, Due 12/15/05
  (Rate Reset Effective 12/15/00)                5,300,000    3,789,500
Garden State Newspapers, Inc. Senior
  Subordinated Notes, 8.75%, Due 10/01/09
  (Acquired 9/26/97 - 10/07/97; Cost
  $5,530,375) (b)                                5,500,000    5,513,750
Goss Graphic System, Inc. Senior Subordinated
  Notes, 12.00%, Due 10/15/06 (c)                7,000,000    7,840,000
Hedstrom Holdings, Inc. Units, Zero %, Due
  6/01/09 (Rate Reset Effective 6/01/02)
  (Acquired 6/09/97; Cost $560,387) (b)          1,000,000      630,000
Hermes Europe Railtel BV Senior Notes, 11.50%,
  Due 8/15/07 (Acquired 8/14/97; Cost
  $2,000,000) (b)                                2,000,000    2,150,000
Highwaymaster Communications, Inc. Units,
  13.75%, Due 9/15/05 (Acquired 9/18/97; Cost
  $4,056,250) (b)                                4,000,000    3,940,000
Horseshoe Gaming LLC Senior Notes, Series B,
  12.75%, Due 9/30/00                            4,049,000    4,509,574
Huntsman Corporation Senior Subordinated
  Floating Rate Notes, 9.0938%, Due 7/01/07
  (Acquired 7/02/97; Cost $2,925,000) (b)        2,925,000    3,012,750
Huntsman Specialty Chemicals Corporation
  Floating Rate Term Loans, 9.25%, Due 3/17/07
  (Acquired 3/17/97; Cost $5,000,000) (b)        5,000,000    5,075,000
ITC Deltacom, Inc. Senior Notes, 11.00%, Due
  6/01/07 (Acquired 6/19/97; Cost $2,062,500)(b) 2,000,000    2,170,000
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                6,000,000    6,696,504
Intelcom Group (USA), Inc. Senior Secured
  Discount Notes, Zero %, Due 5/01/06 (Rate
  Reset Effective 5/01/01) (Acquired 10/01/97;
  Cost $1,528,400) (b)                           2,000,000    1,477,500
Intermedia Communications, Inc. Senior Discount
  Notes, Series B, Zero %, Due 7/15/07 (Rate
  Reset Effective 7/15/02)                       2,500,000    1,662,500
International Wireless Communications Holdings,
  Inc. Senior Discount Notes, Zero %, Due
  8/15/01                                        3,000,000    1,560,000
Ionica PLC Senior Yankee Notes, 13.50%,
  Due 8/15/06                                    4,000,000    4,300,000
Jordan Telecommunication Products, Inc. Senior
  Subordinated Discount Notes, Zero %,
  Due 8/01/07 (Rate Reset Effective 8/01/00)
  (Acquired 7/21/97 - 8/08/97; Cost
  $7,195,058) (b)                               10,115,000    7,940,275
Linvent, Inc. Senior Notes, 9.375%, Due
  10/15/04 (Acquired 10/10/97; Cost
  $6,000,000) (b)                                6,000,000    6,090,000
Majestic Star Casino LLC Senior Secured Notes,
  12.75%, Due 5/15/03                            7,000,000    7,630,000
Maxim Group, Inc. Senior Subordinated Notes,
  9.25%, Due 10/15/07 (Acquired 10/09/97;
  Cost $2,234,137) (b)                           2,250,000    2,193,750
Metronet Communiations Corporation Units,
  12.00%, Due 8/15/07                            3,000,000    3,375,000
Metronet Communications Senior Discount Notes,
  Zero %, Due 11/01/07 (Rate Reset Effective
  11/01/02) (Acquired 10/23/97; Cost
  $1,184,480) (b)                                2,000,000    1,200,000
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                   5,510,000    7,080,350
Multicanal SA Notes, 9.25%, Due 2/01/02          6,500,000    6,402,500
Netia Holdings BV Senior Discount Notes, Zero %,
  Due 11/01/07 (Rate Reset Effective 11/01/01)
  (Acquired 10/24/97; Cost $1,894,050) (b) (e)   3,000,000    1,702,500
Nextel Communications, Inc. Senior Discount
  Notes, Zero %, Due 8/15/04 (Rate Reset
  Effective 2/15/99)                            13,000,000   11,017,500
Nextlink Communications, Inc. Senior Notes,
  9.625%, Due 10/01/07                           6,000,000    6,030,000
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                            7,875,000    8,977,500
Ocwen Financial Corporation Notes, 11.875%,
  Due 10/01/03                                   4,000,000    4,490,000
Optel, Inc. Senior Notes, Series B, 13.00%,
  Due 2/15/05                                    3,000,000    3,105,000
PM Holdings Corporation Subordinated Discount
  Debentures, Series B, Zero %, Due 9/01/05
  (Rate Reset Effective 9/01/00)                 4,624,000    3,676,080
Pagemart, Inc. Senior Discount Notes, Zero %,
  Due 11/01/03 (Rate Reset Effective 11/01/98)   4,000,000    3,660,000
Pagemart Nationwide, Inc. Senior Discount Notes,
  Zero %, Due 2/01/05 (Rate Reset Effective
  2/01/00)                                       7,000,000    5,880,000
Premier Parks, Inc. Senior Notes, Series A,
  12.00%, Due 8/15/03 (c)                        5,000,000    5,575,000
Prime Succession Acquisition Corporation Senior
  Subordinated Notes, 10.75%, Due 8/15/04        4,500,000    4,972,500
Printpack, Inc. Senior Notes, Series B, 9.875%,
  Due 8/15/04 (c)                                4,000,000    4,180,000

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
================================================================================
                    STRONG HIGH-YIELD BOND FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
Qwest Communications International, Inc. Senior
  Discount Notes, Zero %, Due 10/15/07 (Rate
  Reset Effective 10/15/02) (Acquired 10/09/97;
  Cost $2,518,480) (b)                         $ 4,000,000 $  2,580,000
Qwest Communications International, Inc. Senior
  Notes, Series B, 10.875%, Due 4/01/07          4,000,000    4,510,000
RCN Corporation Senior Notes, 10.00%, Due
  10/15/07 (Acquired 10/10/97; Cost
  $3,500,000) (b)                                3,500,000    3,456,250
Repap New Brunswick Senior Yankee Notes,
  10.625%, Due 4/15/05                           4,000,000    3,980,000
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, Series B, 10.00%, Due 3/15/05  5,000,000    5,400,000
Rose Hills Company Senior Subordinated Notes,
  9.50%, Due 11/15/04                            3,000,000    3,135,000
Teletrac, Inc. Units, 14.00%, Due 8/01/07
  (Acquired 7/31/97 - 8/01/97; Cost
  $2,040,000) (b)                                2,000,000    2,030,000
Town Sports International, Inc. Senior Notes,
  9.75%, Due 10/15/04 (Acquired 10/09/97;
  Cost $4,000,000) (b)                           4,000,000    4,020,000
U.S. Air, Inc. Guaranteed Senior Notes, 10.00%,
  Due 7/01/03                                    2,000,000    2,075,000
U.S. Air, Inc. Senior Notes, 9.625%, Due
  2/01/01                                        7,930,000    8,257,113
Verio, Inc. Units, 13.50%, Due 6/15/04
  (Acquired 6/17/97 - 10/08/97; Cost
  $8,735,000) (b)                                7,500,000    9,037,500
Vicap SA de CV Guaranteed Senior Yankee Notes:
  10.25%, Due 5/15/02 (Acquired 5/07/97;
  Cost $4,733,375) (b)                           4,750,000    4,773,750
  11.375%, Due 5/15/07 (Acquired 5/07/97;
  Cost $4,973,500) (b)                           5,000,000    5,150,000
Wilshire Financial Services Group Notes, 13.00%,
  Due 8/15/04 (Acquired 8/12/97; Cost
  $2,000,000) (b)                                2,000,000    2,085,000
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $395,359,929)                   405,443,132
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.1%
Tecnomatix Technologies, Ltd. Subordinated Notes,
  5.25%, Due 8/15/04 (Acquired 8/12/97;
  Cost $500,000) (b)                               500,000      520,625
Winstar Communications, Inc. Senior Discount
  Notes, Zero %, Due 10/15/05 (Rate Reset
  Effective 10/15/00) (Acquired 9/23/97 -
  10/09/97; Cost $4,696,800) (b)                 5,860,000    5,274,000
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $5,225,500 )                    5,794,625
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 3.2%
Aircraft Lease Portfolio Securitization Pass-
  Thru Trust Certificates, Series 1996-1,
  Class D, 12.75%, Due 6/15/06                   4,986,262    5,709,270
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1992-4, Class A-5, Interest Only, 0.625%,
  Due 10/25/22                                  23,369,768      240,942
Merrill Lynch Credit Corporation Floating Rate
  Pass-Thru Asset-Backed Mortgage Loans, Series
  1996-C, Class B, 6.9375%, Due 9/15/21
  (Acquired 5/09/97; Cost $3,004,531) (b)        3,500,000    2,993,585
SML Commercial Mortgage Trust Variable Rate
  Pass-Thru Certificates:
  Series 1994-C1, Class S, Interest Only,
  0.81%, Due 9/20/99                            38,673,000       38,673
  Series 1994-C1, Class B3, 11.69%, Due 9/20/99  3,940,000    3,920,300
Salomon Brothers Mortgage Securities, Series
  1997-A, Class B-3, 7.353%, Due 10/01/25
  (Acquired 7/09/97; Cost $2,985,669) (b)        3,343,901    2,980,252
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $15,534,028)                              15,883,022
--------------------------------------------------------------------------------

PREFERRED STOCKS 7.3%
American Communications Services, Inc. 12.75%
  Junior Redeemable (Acquired 10/06/97;
  Cost $4,000,000) (b)                               4,000    3,760,000
Chancellor Media Corporation Exchangeable
  12.00% (Acquired 5/08/97 - 8/19/97;
  Cost $9,206,833) (b)                              83,431    9,531,992
Chancellor Radio Broadcasting Company 12.25%
  Senior Series A                                   17,000    2,350,250
Chevy Chase Capital Corporation 10.375%
  Series A                                          85,000    4,335,000
Jordan Telecommunication Products, Inc. 13.25%
  Units                                              2,000    2,230,000
Nextlink Communications, Inc. 14.00% Senior
  Exchangeable                                         732       43,554
SFX Broadcasting, Inc. 12.625% Series E             51,000    5,826,750
Time Warner, Inc. 10.25% Exchangeable Series K       7,776    8,961,840
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $35,905,280)                    37,039,386
--------------------------------------------------------------------------------

COMMON STOCKS 0.2%
Imperial Credit Commercial Mortgage Investment
  Corporation                                       65,000    1,072,500
Optel, Inc. Non-Voting (Acquired 2/07/97;
  Cost $0)(b)                                        3,000           30
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $975,000)                           1,072,530
--------------------------------------------------------------------------------

WARRANTS 0.0%
American Communications Services, Inc. Warrants,
  Expire 11/01/05 (Acquired 2/14/96 - 3/22/96;
  Cost $91,875) (b)                                  1,500      127,500
American Telecasting, Inc. Warrants,
  Expire 8/10/00                                       150           __
International Wireless Holding Company Warrants,
  Expire 8/15/01 (Acquired 8/09/96; Cost $0) (b)     3,000       90,000
Powertel, Inc. Warrants, Expire 2/01/06              3,264       28,152
--------------------------------------------------------------------------------
TOTAL WARRANTS (COST $95,625)                                   245,652
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 6.2%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.16% $   48,700       48,700
Johnson Controls, Inc., 5.18%                      318,667      318,667
Pitney Bowes Credit Corporation, 5.16%             297,400      297,400
Wisconsin Electric Power Company, 5.21%            155,333      155,333
                                                             ----------
                                                                820,100
MONEY MARKETS 1.0%
Strong Institutional Money Fund                  5,000,000    5,000,000

REPURCHASE AGREEMENT 5.0%
Goldman, Sachs & Company, Inc. (Dated 10/31/97),
  5.60%, Due 11/03/97 (Repurchase proceeds
  $25,711,993); Collateralized by:  $21,720,000
  United States Treasury Bonds, 9.125%,
  Due 5/15/09 (Market Value $26,237,760) (d)    25,700,000   25,700,000

UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bills:
  Due 12/04/97 (c)                                  30,000       29,876
  Due 1/22/98 (c)                                   70,000       69,200
                                                             ----------
                                                                 99,076
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $31,619,196)              31,619,176
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $484,714,558) 97.5%   497,097,523
Other Assets and Liabilities, Net 2.5%                       12,866,519
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $509,964,042
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                    STRONG HIGH-YIELD BOND FUND (continued)
================================================================================

--------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------
                                             Underlying     Unrealized
                                 Expiration  Face Amount   Appreciation
                                    Date      at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
 28 U.S. Treasury Bonds             12/97    $3,317,125     $ 35,665

Sold:
 80 Ten-Year U.S. Treasury Notes    12/97    (8,940,000)    (252,500)
 28 U.S. Treasury Bonds             12/97    (3,317,125)    (181,125)


SWAPS
--------------------------------------------------------------------------------
Open index rate swap contract at October 31, 1997 consisted of the following:
--------------------------------------------------------------------------------
 Notional  Closing     Interest          Index           Unrealized
  Amount    Date         Sold           Bought          Appreciation
--------------------------------------------------------------------------------
$15,000,000 7/17/97  1 mo. LIBOR   Lehman Brothers Baa      $233,331


INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                            Percentage of Net Assets
--------------------------------------------------------------------------------
Telecommunication Service ..............................22.9%
Media - Radio/TV .......................................12.3
Leisure Service ........................................ 6.8
U.S. Government ........................................ 5.1
Bank - Regional ........................................ 4.2
Container .............................................. 3.8
Airline ................................................ 3.6
Savings & Loan ......................................... 3.4
Transportation Service ................................. 3.3
Retail - Food Chain .................................... 3.2
Media Publishing ....................................... 2.8
Bank - Money Center .................................... 2.1
Healthcare - Medical Supply ............................ 2.1
Pollution Control ...................................... 1.8
Consumer - Miscellaneous ............................... 1.6
Commercial Service ..................................... 1.5
Retail - Specialty ..................................... 1.5
Household Appliances & Furnishings ..................... 1.4
Foreign Government ..................................... 1.3
Non-Agency Asset-Backed ................................ 1.2
Non-Agency Single Family ............................... 1.2
Coal ................................................... 1.1
Brokerage & Investment Management ...................... 1.0
Chemical - Specialty ................................... 1.0
Computer Service ....................................... 1.0
Electric Products - Miscellaneous ...................... 1.0
Shipping ............................................... 0.9
Non-Agency Manufactured Housing ........................ 0.8
Paper & Forest Products ................................ 0.8
Food ................................................... 0.7
Steel .................................................. 0.7
Chemical ............................................... 0.6
Electric Power ......................................... 0.4
Computer Software ...................................... 0.1
Diversified Operations ................................. 0.1
Insurance - Property & Casualty ........................ 0.1
Office Automation ...................................... 0.1
Other Assets & Liabilities, Net ........................ 2.5
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------


COUNTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                              Percentage of Net Assets
--------------------------------------------------------------------------------
United States ..........................................87.3%
Argentina .............................................. 3.5
Canada ................................................. 3.3
Mexico ................................................. 1.9
United Kingdom ......................................... 0.8
Belgium ................................................ 0.4
Poland ................................................. 0.3
Other Assets and Liabilities, Net ...................... 2.5
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------


================================================================================
                          STRONG SHORT-TERM BOND FUND
================================================================================
                                               SHARES OR
                                               PRINCIPAL     VALUE
                                                AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 54.3%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                  $10,600,000  $11,561,664
Amerco Asset Backed Bonds, 6.65%, Due 10/15/99
  (Acquired 10/17/97; Cost $9,996,500) (b)      10,000,000   10,044,800
Amerco Asset Backed Bonds, 6.89%, Due 10/15/00
  (Acquired 10/17/97; Cost $10,000,000) (b)     10,000,000   10,084,200
Argyle Television, Inc. Senior Subordinated
  Notes, 9.75%, Due 11/01/05                     8,800,000    9,548,000
Bay View Capital Corporation Senior Debentures,
  8.42%, Due 6/01/99 (Acquired 5/13/96 -
  5/28/96; Cost $7,000,000) (b)                  7,000,000    7,068,516
Beaver Valley Funding Corporation Debentures,
  8.625%, Due 6/01/07                           10,000,000   10,450,000
CMS Energy Corporation Notes, 8.125%,
  Due 5/15/02                                    7,500,000    7,702,830
California Energy, Inc. Senior Notes, 9.875%,
  Due 6/30/03                                   14,442,000   15,633,465
Century Communications Corporation Senior
  Notes, 8.75%, Due 10/01/07                     5,000,000    5,025,000
Contifinancial Corporation Senior Notes:
  7.50%, Due 3/15/02                             9,310,000    9,380,682
  8.375%, Due 8/15/03                           13,055,000   13,381,375
Continental Airlines, Inc. Senior Notes,
  9.50%, Due 12/15/01                           10,000,000   10,450,000
Continental Airlines Pass-Thru Certificates,
  Series 1997-2D, 7.522%, Due 6/30/01
  (Acquired 6/17/97; Cost $13,369,000) (b)      13,369,000   13,682,236
Custom Repackaged Asset Vehicle Trusts -
  CRAVE Trust Certificates, Series 1997-800,
  6.86%, Due 8/12/00 (Acquired 8/14/97; Cost
  $4,999,200) (b)                                5,000,000    5,039,500
Custom Repackaged Asset Vehicle Trusts -
  Wal-Mart Credit-Linked Trust Certificates,
  Series 1996-401, 7.35%, Due 7/17/06
  (Acquired 10/16/96; Cost $4,662,118) (b)       4,676,522    4,787,819
Custom Repackaged Asset Vehicle Trusts - Walt
  Disney Credit-Linked Trust Certificates,
  Series 1996-403, 7.20%, Due 1/10/07 (Acquired
  12/18/96; Cost $4,405,455) (b)                 4,408,364    4,538,838
Delta Air Lines, Inc. Pass-Thru Certificates:
  Series 1992-B1, 9.375%, Due 9/11/07 (c)       19,628,066   22,183,836
  Series 1993-A1, 9.875%, Due 4/30/08            8,126,887    9,332,486
Dine SA de CV Bonds, 8.75%, Due 10/15/07
  (Acquired 10/09/97; Cost $2,977,440) (b)       3,000,000    2,812,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                    STRONG SHORT-TERM BOND FUND (continued)
================================================================================
                                                    SHARES OR
                                                    PRINCIPAL     VALUE
                                                     AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
Walt Disney Company Euro-Dollar Senior
  Participating Notes, 2.00%, Due 3/01/00
  (Acquired 9/19/96; Cost $12,319,039) (b)     $10,000,000 $ 10,800,000
Falcon Drilling, Inc. Senior Notes, Series B,
  9.75%, Due 1/15/01                             4,205,000    4,394,225
Felcor Suites Limited Partnership Guaranteed
  Senior  Notes,  7.375%,  Due  10/01/04
  (Acquired  9/26/97  -  10/07/97;  Cost
  $14,312,695) (b)                              14,250,000   14,244,742
Ferrellgas LP/Ferrellgas Financial Corporation
  Senior Notes, 10.00%, Due 8/01/01              6,100,000    6,466,000
First Nationwide Holdings, Inc. Senior Exchange
  Notes, 12.25%, Due 5/15/01                     9,525,000   10,572,750
First Nationwide Holdings, Inc. Senior
  Subordinated Notes, 10.625%, Due 10/01/03      2,000,000    2,210,000
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 8.75%, Due 3/15/00         9,116,000    9,357,291
Homeside, Inc. Senior Secured Second Priority
  Notes, 11.25%, Due 5/15/03                    16,677,000   19,845,630
Huntington Capital I Variable Rate Capital
  Income Securities, 6.4813%, Due 2/01/27       16,500,000   16,154,936
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26 (e)            5,000,000    5,580,420
Long Island Lighting Company Debentures, 8.90%,
  Due 7/15/19 (c)                               29,534,000   31,460,385
Marine Midland Bank Floating Rate Notes,
  5.9375%, Due 12/31/09                          4,400,000    4,292,200
Mesa Operating Company Senior Subordinated
  Discount Notes, Zero %, Due 7/01/06
  (Rate Reset Effective 7/01/01)                15,000,000   12,075,000
Mexico-United Mexican States Global Bonds,
  9.875%, Due 1/15/07                           10,000,000   10,025,000
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                  17,910,000   23,014,350
NWA Trust Number 2 Subordinated Aircraft Notes,
  13.875%, Due 6/21/08                           7,209,000    8,659,754
NWCG Holdings Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 6/15/99 33,295,000   30,115,328
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26               13,000,000   13,774,488
Oil Purchase Company Senior Secured Notes,
  7.10%, Due 10/31/02 (Acquired 10/21/97;
  Cost $9,493,635) (b)                           9,500,000    9,468,175
Republic of Panama Notes, 7.875%, Due
  2/13/02                                       10,000,000    9,410,000
Panamerican Beverages, Inc. Senior Notes,
  8.125%, Due 4/01/03                            8,300,000    8,839,782
Panamsat LP/Panamsat Capital Corporation
  Senior Secured Notes, 9.75%, Due 8/01/00 (c)  32,255,000   33,820,787
Petroleos Mexicanos Guaranteed Notes, 8.85%,
  Due 9/15/07 (Acquired 9/10/97 - 9/11/97;
  Cost $12,979,330) (b)                         13,000,000   12,317,500
Power Finance, Ltd. Notes, 7.50%, Due 7/31/09
  (Acquired 8/15/97; Cost $2,923,860) (b)        3,000,000    2,659,122
PYCSA Panama SA Senior Secured Bonds, 10.28%,
  Due 12/15/12 (Acquired 10/01/97;
  Cost $5,000,000) (b)                           5,000,000    4,677,350
Residential Reinsurance, Ltd. Floating Rate
  Notes, 11.652%, Due 12/15/98 (Acquired
  6/10/97; Cost $1,000,000) (b)                  1,000,000    1,020,000
Riggs  Capital  Trust  Preferred  Securities,
  Series A,  8.625%,  Due  12/31/26
  (Acquired 12/20/96 - 1/15/97; Cost
  $11,565,210) (b)                              11,500,000   12,010,358
SIG Capital Trust I Securities, 9.50%,
  Due 8/15/27 (Acquired 8/07/97 - 9/16/97;
  Cost $10,250,000) (b)                         10,250,000   10,378,125
Salomon, Inc. Senior Consumer Price Index-
  Linked Bonds, 3.65%, Due 2/14/02               9,000,000    8,779,950
Socgen Real Estate LLC Bonds, 7.64%, Due
  12/29/49 (Rate Reset Effective 10/01/07)
  (Acquired 8/21/97 - 10/29/97; Cost
  $14,963,000) (b)                              15,000,000   15,132,885
Star Capital Trust I Floating Rate Securities,
  6.4838%, Due 6/15/27 (Acquired 6/05/97;
  Cost $9,903,600) (b)                          10,000,000    9,953,960
Suntrust Capital I Trust Floating Rate
  Preferred Securities, 6.42%, Due 5/15/27      10,000,000    9,971,730
Swedbank Floating Rate Debt Unit (Medium Term
  Structured Enhanced Return Trusts 1996,
  Series R-35), 6.568%, Due 11/10/02
  (Acquired 10/16/96; Cost $10,000,000) (b)     10,000,000    9,950,000
System Energy Resources Debentures, 7.80%,
  Due 8/01/00                                    7,000,000    7,115,080
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07 (c)                              20,270,000   22,435,870
Tatneft Finance PLC Notes, 9.00%, Due 10/29/02
  (Acquired 10/02/97; Cost $7,021,810) (b)       7,000,000    6,685,000
Tenet Healthcare Corporation Senior Notes,
  7.875%, Due 1/15/03                           16,000,000   16,180,000
Terra Nova Insurance UK Holdings PLC Senior
  Guaranteed Notes, 10.75%, Due 7/01/05         26,770,000   30,072,374
Time Warner Pass-Thru Asset Trust Securities,
  Series 1997-1, 6.10%, Due 12/30/01
  (Acquired 1/08/97; Cost $15,264,000) (b)      16,000,000   15,643,840
Trident NGL, Inc. Subordinated Notes, 10.25%,
  Due 4/15/03                                    2,800,000    2,982,000
Union Bank of Norway Debt Unit with Premium
  Call (Medium Term Structured Enhanced Return
  Trusts 1996, Series R-33), 7.05%, Due
  12/20/00 (Acquired 4/03/96 - 11/06/96; Cost
  $12,243,008) (b)                              12,500,000   12,574,750
Union Planters Trust Capital Securities, 8.20%,
  Due 12/15/26                                   3,000,000    3,108,573
Viacom International, Inc. Senior Subordinated
  Notes, 8.75%, Due 5/15/01 (Rate Reset
  Effective 5/15/98)                            20,000,000   20,403,080
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $704,120,150)                   711,340,537
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 3.1%
Hewlett-Packard Company Subordinated Liquid
  Yield Option Notes, Zero %, Due 10/14/17
  (Acquired 10/08/97; Cost $17,749,050) (b)     33,000,000   17,201,250
Time Warner, Inc. Liquid Yield Option Notes,
  Zero %, Due 12/17/12                          58,000,000   22,692,500
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $39,617,274)                   39,893,750
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 15.7%
Amresco Commercial Mortgage Funding I
  Corporation Mortgage Pass-Thru Certificates,
  Series 1997-C1, Class X, 1.4395%, Due 6/17/29
  (Acquired 7/10/97; Cost $8,325,691) (b)       99,673,069    8,821,067
BCF, LLC Mortgage Pass-Thru Certificates,
  Series 1997-R2, Class 3-A1, 7.00%, Due
  6/25/25 (Acquired 6/17/97; Cost
  $8,268,796) (b)                                8,263,237    8,335,540
CS First Boston Mortgage Securities Corporation
  Mortgage Backed Certificates,7.25%, Due
  8/25/27                                        4,859,467    4,889,839
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1994-MHC1, Class A-1X, Interest Only, 3.3088%,
  Due 4/25/11                                    4,838,096        3,048
CS First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1994-MHC1, Class D, 7.3563%,
  Due 4/25/11                                    5,000,000    5,050,000

--------------------------------------------------------------------------------
================================================================================
                    STRONG SHORT-TERM BOND FUND (continued)
================================================================================
                                                    SHARES OR
                                                    PRINCIPAL     VALUE
                                                     AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G,
  Class A-Z1, 9.50%, Due 12/25/21             $  2,787,315 $  2,858,754
Chase Mortgage Finance Corporation Variable
  Rate Multiclass Mortgage Pass-Thru
  Certificates, Series 1992-2,Class B2,
  8.0437%, Due 8/28/23 (Acquired 9/27/96 -
  9/03/97; Cost $8,105,394) (b)                  8,069,539    8,120,296
Citicorp Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1987-2, 8.50%,
  Due 4/25/02                                    6,221,582    6,259,907
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates:
  Series 1988-3, Class A-2, 9.00%, Due 4/01/18   1,347,000    1,342,474
  Series 1993-3, Class  B-1, 7.00%, Due 3/25/08
  (Acquired 10/23/96; Cost $2,373,692)(b)        2,409,266    2,420,566
Collateralized Mortgage Obligation Trust 47,
  Class E, Principal Only, Due 9/01/18           1,505,804      758,082
Collateralized Mortgage Obligation Trust 61,
  Class Z, 9.10%, Due 1/01/20                    3,185,787    3,308,472
Collateralized Mortgage Obligation Trust
  Inverse Floating Rate Collateralized
  Mortgage Obligation, Series 13, Class Q,
  15.2759%, Due 1/20/03                          1,245,338    1,351,583
Contimortgage Yield Maintenance Trust
  Certificates, Series 1996-2, Zero %,
  Due 7/01/27 (Acquired 6/14/96; Cost
  $457,741) (b)                                    457,741      457,740
Contimortgage Home Equity Loan Trust Interest
  Only Senior Strip Certificates, Series
  1996-2, Class A, 1.2939%, Due 7/15/27
  (Acquired 6/14/96; Cost $4,357,553) (b)      151,068,098    3,172,430
ContiSecurities  Residual  Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A,  7.23%,  Due 7/16/28
  (Acquired 9/18/97; Cost $9,559,149)(b)         9,559,149    9,559,149
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates, Series
  92-Q4, Class A-2, 7.5242%, Due 7/25/22         2,272,193    2,289,234
DLJ Mortgage Acceptance Corporation Variable
  Rate Multifamily Mortgage Pass-Thru
  Certificates, Series 1993-MF10, Class A-1,
  Interest Only, 0.80%, Due 7/15/03             23,331,326      443,295
GMBS, Inc. Countrywide Funding Certificates,
  Series 1990-1, Class Z, 9.25%, Due 1/28/20     5,646,868    5,876,300
Green Tree Financial Corporation Certificates,
  Series 1994-E, Class A, 9.15%, Due 1/15/15     2,700,763    2,797,397
Greenwich Capital Acceptance, Inc. Mortgage
  Securities, Series 1993-P01, Class E,
  Principal Only, Due 11/26/17 (c)               8,901,287    5,963,863
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 7.3596%, Due 2/25/21 (Acquired
  4/18/96; Cost $12,949,273) (b)                13,013,975   13,323,057
IMC Excess Cashflow Securities Trust Asset-
  Backed Certificates, Series 1997-A, 7.41%,
  Due 11/26/28 (Acquired 10/24/97;
  Cost $4,999,810) (b) (e)                       5,000,000    5,000,000
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.7563%, Due 3/01/07
  (Acquired 3/10/97; Cost $4,516,875) (b)        4,500,000    4,500,000
ML TR X Collateralized Mortgage Obligation,
  Class C, Principal Only, Due 7/25/17 (c)       9,441,700    7,301,078
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1,
  6.625%, Due 8/17/23 (c)                       10,591,065   10,486,848
Merrill Lynch Mortgage Investors, Inc.
  Mortgage Pass-Thru Certificates, Series
  1994-C1, Interest Only, 0.6134%,
  Due 11/25/20                                  67,997,626    1,041,044
NPF XI, Inc. Health Care Receivables Program
  97-1 Notes, Class A, 6.815%, Due 7/01/01
  (Acquired 6/19/97; Cost $4,999,944) (b)        5,000,000    5,059,400
Prudential Home Thirty-Year Mortgage Trust
  Subordinated  Mortgage  Securities,  Series
  1992-A,  Class B2-2,  7.90%,  Due 4/28/22
  (Acquired 10/03/96; Cost $7,500,000) (b)       7,500,000    7,565,625
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series  1991-11, Class 1-L, 8.625%,
  Due 10/25/21 (c)                              11,850,000   12,220,313
  Series  1992-1,  Class A-2, 8.0073%,
  Due 8/25/20                                    3,210,594    3,234,674
  Series 1992-6, Class A-4, 7.6066%,
  Due 11/25/25                                   1,591,057    1,593,046
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc. Commercial Pass-Thru
  Certificates, Series 1994-C2, Class E,
  8.00%, Due 4/25/25                            11,935,055   12,412,815
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates,
  Series 1993-M23, Class A-1, 6.97%,
  Due 8/28/23                                    2,129,004    2,135,668
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1991-1, 7.4911%, Due 3/25/20            3,642,633    3,715,486
  Series 1992-3, Class A-2, 7.5457%, Due
  6/25/20                                        8,688,005    8,731,445
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.7496%,
  Due 11/25/30 (c)                               2,363,297    2,491,813
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage Bonds,
  Series 2, Class 3-A, 11.9658%, Due 6/25/23     2,503,293    2,612,036
Salomon Brothers Mortgage Securities VI, Inc.
  Stripped Coupon Mortgage Pass-Thru
  Certificates, Series 1987-3, Class A,
  Principal Only, Due 10/23/17                   1,894,141    1,488,073
Santa Barbara Savings & Loan Association Real
  Estate Mortgage Investment Conduit
  Participation Certificates, Series 1988-A,
  Class 2, Principal Only, Due 9/01/18           1,502,868    1,148,777
Shearson Lehman Pass-Thru Securities, Inc. Asset
  Trust Variable Rate Pass-Thru Certificates,
  Series 88-3, 7.7385%, Due 9/15/18 (c)          6,154,693    6,291,266
Structured Asset Securities Corporation
  Collateralized Mortgage Obligation, Series
  1991-2, Class SC, 15.57%, Due 1/20/20 (c)      7,192,997    7,489,708
Structured Mortgage Asset Residential Trust
  Multiclass Pass-Thru Certificates, Series
  1992-5, Class BO, Principal Only, Due 6/25/23  1,429,281    1,059,412
U-Haul Self-Storage Corporation Commercial
  Mortgage Asset Trust Variable Rate Pass-Thru
  Certificates, Series 1993-1, Class A1,
  7.0875%, Due 12/01/20 (Acquired 12/02/93;
  Cost $807,980) (b)                               807,980      807,980
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $204,277,342)                            205,788,600
--------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 17.4%
FHLMC Participation Certificates:
  6.50%, Due 5/01/04                             1,665,972    1,669,104
  8.50%, Due 4/01/01 thru 1/01/05                1,062,770    1,091,757
  8.75%, Due 10/01/01                            1,123,723    1,152,311
  9.00%, Due 12/01/04 thru 8/01/18 (c)          22,633,929   24,032,133
  9.50%, Due 3/01/11                               647,999      693,243
  9.75%, Due 8/01/02 (c)                         2,554,065    2,688,077
  10.25%, Due 7/01/09 thru 1/01/10                 637,381      699,372
  10.50%, Due 1/01/10 thru 7/01/19               1,339,832    1,493,222

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                    STRONG SHORT-TERM BOND FUND (continued)
================================================================================
                                                    SHARES OR
                                                    PRINCIPAL     VALUE
                                                     AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
  10.75%, Due 9/01/09 thru 10/01/17            $   682,051 $    755,933
  11.25%, Due 11/01/09                             478,702      536,778
FHLMC Variable Rate Participation Certificates,
  7.407%, Due 5/01/26                           16,104,848   16,683,656
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.00%, Due 9/01/23                             2,344,586    2,459,072
  8.50%, Due 2/01/23                            27,598,242   29,398,199
  9.00%, Due 11/01/24                            3,402,245    3,666,600
  9.40%, Due 10/25/19                           19,998,551   21,660,871
  10.00%, Due 7/01/04 thru 6/25/19 (c)          24,970,532   27,408,151
  12.00%, Due 3/01/17 (c)                        7,312,150    8,459,134
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  Series 1992-41, Class J, Accretion Directed
  Interest Only, 1005.049%, Due 12/25/02            57,114       38,837
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates:
  Series 1992-G64, Class SE, 8.3043%,
  Due 3/25/22                                    2,092,213    2,013,510
  Series 1995-G2, Class IO, Interest Only,
  Due 5/25/20                                   14,001,636    2,484,828
FNMA Stripped Mortgage-Backed Securities:
  Series 1993-12, Class C, Principal Only,
  Due 2/25/23 (c)                               23,200,000   21,168,422
  Series 1993-M1, Class N, Interest Only,
  0.84%, Due 4/25/20                            52,008,978      455,079
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07                            7,692,081    7,970,026
  9.75%, Due 9/15/05 thru 11/15/05               1,927,158    2,071,868
  10.00%, Due 2/20/18                              770,959      830,091
  11.50%, Due 4/15/13                              253,113      290,883
  12.50%, Due 4/15/19 (c)                       33,024,996   38,185,151
Small Business Administration Guaranteed Loan
  Pool #440019, Interest Only Custodial
  Receipts, Series 1993-1A, 2.224%,
  Due 2/15/18                                   11,375,114    1,123,293
Small Business Administration Guaranteed Loan
  Group #0190, Variable Rate Interest Only
  Certificates, 3.092%, Due 7/30/18             22,299,698    2,564,465
USGI FHA Insured Project Pool #2047, 6.90%,
  Due 8/01/14                                      461,984      451,012
USGI FHA Insured Project Pool Banco 85, 5.949%,
  Due 11/24/19                                   4,221,733    4,267,919
--------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $226,273,118)                                228,462,997
--------------------------------------------------------------------------------

PREFERRED STOCKS 6.2%
Banco Central Hispanoamericano, SA Eurocap         400,000   10,120,000
California Federal Capital Corporation 9.125%
  Exchangeable Series A                            320,000    8,500,000
First Nationwide Bank, Dallas, Texas 11.50%         89,100   10,249,284
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired 11/15/96;
  Cost $3,683,742) (b)                             127,850    3,630,940
NB Capital Corporation 8.35% Exchangeable
  (Acquired 8/22/97; Cost $5,000,000) (b)            5,000    5,214,050
Norwest Corporation Series A, Cumulative
  Tracking / Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $23,000,000) (b)        115,000   24,089,970
Time Warner, Inc. 10.25% Exchangeable Series K      16,603   19,134,957
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS  (COST $77,590,416)                   80,939,201
--------------------------------------------------------------------------------

OPTIONS 0.3%
Merrill Lynch  Swaption  (The option to
  receive a fixed  interest rate of 7.75%;
  exercisable at a strike price of $100
  beginning 4/09/04 and expiring 4/09/25.)      $39,583,333  $3,325,000
--------------------------------------------------------------------------------
TOTAL OPTIONS (COST $1,832,838)                               3,325,000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.5%
COMMERCIAL PAPER 0.5%
DISCOUNTED 0.4%
Asia Pulp and Paper Company Asian Currency
  Notes, Zero %, Due 12/12/97                    2,000,000    1,979,314
Ukranian T-Bill Linked Hedged Promissory Notes,
  11.00%, Due 1/26/98                            3,257,000    3,262,382
                                                             ----------
                                                              5,241,696
INTEREST BEARING, DUE UPON DEMAND 0.1%
American Family Financial Services, Inc., 5.16%    150,000      150,000
General Mills, Inc., 5.15%                         370,000      370,000
Johnson Controls, Inc., 5.18%                      100,100      100,100
Pitney Bowes Credit Corporation, 5.16%             320,000      320,000
Warner Lambert Company, 5.14%                      239,400      239,400
                                                             ----------
                                                              1,179,500
                                                             ----------
Total Commercial Paper                                        6,421,196

CORPORATE BONDS 1.0%
Ford Motor Credit Debt Unit with Premium Call
  (Structured Enhanced Return Trusts 1995,
  Series R-20), 9.75%, Due 2/03/98 (Acquired
  2/08/95; Cost $9,995,000) (b) (c)             10,000,000   10,800,000
Russian Sovereign Risk Notes, Zero %,
  Due 1/14/98                                    2,000,000    1,944,000
                                                             ----------
                                                             12,744,000
REPURCHASE AGREEMENT 0.7%
Goldman, Sachs & Company, Inc. (Dated
  10/31/97), 5.60%, Due 11/03/97 (Repurchase
  proceeds $9,604,480); Collateralized by:
  $8,155,000 United States Treasury Bonds,
  11.75%, Due 2/15/01 (Market Value
  $9,802,310) (d)                                9,600,000    9,600,000

UNITED STATES GOVERNMENT ISSUES 0.3%
United States Treasury Bills, Due 11/20/97 thru
  1/22/98 (c)                                    4,150,000    4,128,135
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $32,104,452)              32,893,331
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,285,815,590) 99.5%                             1,302,643,416
Other Assets and Liabilities, Net 0.5%                        7,152,038
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                        $1,309,795,454
--------------------------------------------------------------------------------


FUTURES
--------------------------------------------------------------------------------
                                             Underlying
                                 Expiration  Face Amount       Unrealized
                                    Date      at Value        Depreciation
--------------------------------------------------------------------------------
Sold:
  101 Two-Year U.S. Treasury Notes  12/97    $ 20,995,375        $  163,304
  576 Five-Year U.S. Treasury Notes 12/97      62,442,000         1,116,778
1,032 Ten-Year U.S. Treasury Notes  12/97     115,326,000         2,366,420
  395 U.S. Treasury Bonds           12/97      46,795,156         2,011,659

================================================================================
                    STRONG SHORT-TERM BOND FUND (continued)
================================================================================



--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                            Number    Premiums
--------------------------------------------------------------------------------
Options outstanding at October 31, 1996    77,000    $386,719
Options closed                            (55,000)   (386,719)
Options exercised                         (22,000)         __
--------------------------------------------------------------------------------
Options outstanding at October 31, 1997        __          __
--------------------------------------------------------------------------------
Closed and exercised options resulted in a capital gain of $146,097.


INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                           Percentage of Net Assets
--------------------------------------------------------------------------------
Non-Agency Single Family ...............................10.1%
FNMA ................................................... 9.1
Bank - Regional ........................................ 7.0
Media - Publishing ..................................... 6.6
Electric Power ......................................... 5.5
Airline ................................................ 4.9
Bank - Money Center .................................... 4.8
Non-Agency Asset-Backed ................................ 4.6
Media - Radio/TV ....................................... 4.3
GNMA ................................................... 4.1
FHLMC .................................................. 3.9
Leisure Service ........................................ 3.3
Mortgage & Related Service ............................. 3.2
Bank - Super Regional .................................. 2.6
Telecommunication Service .............................. 2.5
Insurance - Diversified ................................ 2.3
Oil - International Integrated ......................... 2.2
Foreign Government ..................................... 1.9
Non-Agency Commercial .................................. 1.4
Computer Software ...................................... 1.3
Oil - North American Exploration & Production .......... 1.3
Healthcare - Patient Care .............................. 1.2
Leisure Product ........................................ 1.2
Real Estate ............................................ 1.1
U.S. Government ........................................ 1.1
Insurance - Property & Casualty ........................ 0.9
Automobile ............................................. 0.8
Beverage - Soft Drink .................................. 0.7
Brokerage & Investment Management ...................... 0.7
Non-Agency Multi Family ................................ 0.7
Energy - Alternate Source .............................. 0.5
Savings & Loan ......................................... 0.5
Engineering & Construction ............................. 0.4
Non-Agency Manufactured Housing ........................ 0.4
Retail - Major Chain ................................... 0.4
Tobacco ................................................ 0.4
Finance - Miscellaneous ................................ 0.3
SBA .................................................... 0.3
Auto & Truck Parts ..................................... 0.2
Natural Gas Distribution ............................... 0.2
Paper & Forest Products ................................ 0.2
Diversified Operations ................................. 0.1
Food ................................................... 0.1
Healthcare - Drug/Diversified .......................... 0.1
Office Automation ...................................... 0.1
Other Assets & Liabilities, Net ........................ 0.5
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                          Percentage of Net Assets
--------------------------------------------------------------------------------
United States ..........................................88.9%
Mexico ................................................. 2.6
United Kingdom ......................................... 2.6
Panama ................................................. 1.1
Norway ................................................. 1.0
Spain .................................................. 0.8
Sweden ................................................. 0.8
Ireland ................................................ 0.5
Luxemburg .............................................. 0.3
Ukraine ................................................ 0.3
India .................................................. 0.2
Indonesia .............................................. 0.2
Russia ................................................. 0.2
Other Assets and Liabilities, Net ...................... 0.5
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------


================================================================================
                     STRONG SHORT-TERM HIGH YIELD BOND FUND
================================================================================
                                                SHARES OR
                                                PRINCIPAL     VALUE
                                                  AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 92.6%
Acme Metals, Inc. Senior Secured Notes, 12.50%,
  Due 8/01/02                                   $1,445,000   $1,560,600
Adelphia Communications Corporation Senior
  Notes, 9.25%, Due 10/01/02 (Acquired 9/22/97;
  Cost $2,000,000) (b)                           2,000,000    1,990,000
Aftermarket Technology Corporation Senior
  Subordinated Notes, Series B, 12.00%,
  Due 8/01/04                                    1,000,000    1,098,750
American Media Operations, Inc. Senior
  Subordinated Notes, 11.625%, Due 11/15/04      1,225,000    1,341,375
Republic of Argentina BOCON Previsional 4
  Floating Rate Notes, 7.406%, Due 9/01/02       1,000,000    1,117,500
Atlas Air, Inc. Pass-Thru Trust Certificates,
  12.25%, Due 12/01/02                           1,200,000    1,340,796
Banco de Boston SA Floating Rate Eurodollar
  Notes, 9.505%, Due 1/16/02                       930,000      930,000
Call-net Enterprises, Inc. Senior Discount Notes,
  Zero %, Due 12/01/04 (Rate Reset Effective
  12/01/99)                                      1,600,000    1,448,000
Centennial Cellular Corporation Senior Notes,
  8.875%, Due 11/01/01                           1,635,000    1,639,087
Clark-Schwebel Holdings, Inc. Senior Debentures,
  12.50%, Due 7/15/07 (Acquired 7/07/97;
  Cost $97,433) (b)                                 91,988       98,427
Dial Call Communications, Inc. Senior Discount
  Notes, Zero %, Due 4/15/04 (Rate Reset
  Effective 4/15/99)                             1,000,000      937,500
Falcon Drilling, Inc. Senior Notes, Series B,
  9.75%, Due 1/15/01                                75,000       78,375
Finlay Enterprises Senior Discount Debentures,
  Zero%, Due 5/01/05 (Rate Reset Effective
  5/01/98)                                       1,000,000      960,000
First Nationwide Holdings, Inc. Senior Exchange
  Notes, 12.25%, Due 5/15/01                     1,000,000    1,110,000
First Nationwide Holdings, Inc. Senior
  Subordinated Notes, 10.625%, Due 10/01/03        435,000      480,675
Harris Chemical North America Senior Secured
  Notes, 10.25%, Due 7/15/01                     1,860,000    1,943,700
Huntsman Corporation Senior Subordinated Floating
  Rate Notes, 9.0938%, Due 7/01/07 (Acquired
  7/02/97 - 8/27/97; Cost $1,737,000) (b)        1,675,000    1,725,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
               STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)
================================================================================
                                                 SHARES OR
                                                 PRINCIPAL     VALUE
                                                  AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
Interlake Corporation Senior Subordinated
  Debentures, 12.125%, Due 3/01/02              $1,000,000  $ 1,042,500
KCS Energy, Inc. Senior Notes, Series B, 11.00%,
  Due 1/15/03                                    1,225,000    1,344,438
Mobile Telecommunication Technologies
  Corporation Senior Notes, 13.50%, Due 12/15/02 1,000,000    1,125,000
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                   1,000,000    1,285,000
NS Group, Inc. Senior Notes, 13.50%, Due 7/15/03 2,000,000    2,295,000
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                            2,000,000    2,280,000
Pagemart, Inc. Senior Discount Notes, Zero %,
  Due 11/01/03 (Rate Reset Effective 11/01/98)   2,000,000    1,830,000
Repap New Brunswick, Inc. First Priority Senior
  Secured Floating Rate Notes, 9.0625%,
  Due 7/15/00                                    1,675,000    1,649,875
SD Warren Company Senior Subordinated Notes,
  Series B, 12.00%, Due 12/15/04                 1,000,000    1,120,000
Showboat Marina Casino Partnership/Showboat
  Marina Finance Corporation First Mortgage
  Notes, Series B, 13.50%, Due 3/15/03           1,500,000    1,721,250
Star Markets Company Senior Subordinated Notes,
  13.00%, Due 11/01/04                           1,530,000    1,748,025
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01     360,000      374,850
Universal Outdoor, Inc. Senior Subordinated
  Notes, Series B, 9.75%, Due 10/15/06           1,700,000    1,895,500
Vicap SA de CV Guaranteed Senior Yankee Notes,
  10.25%, Due 5/15/02 (Acquired 10/14/97;
  Cost $2,115,000) (b)                           2,000,000    2,010,000
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $41,758,546)                     41,521,473
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.7%
Technomatix Technologies, Ltd. Convertible
  Subordinated Notes, 5.25%, Due 8/15/04
  (Acquired 8/12/97; Cost $300,000) (b)            300,000      312,375
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $300,000)                         312,375
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%
SML Commercial Mortgage Trust Variable Rate
  Pass-Thru Certificates:
  Series 1994-C1, Class A-2, 6.8563%, Due 9/18/99  100,000      100,000
  Series 1994-C1, Class B-3, 11.69%, Due 9/20/99 2,405,000    2,392,975
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (COST $2,505,000) 2,492,975
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 6.3%
COMMERCIAL PAPER 0.9%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.18%                      134,100      134,100
Wisconsin Electric Power Company, 5.21%            280,200      280,200
                                                             ----------
                                                                414,300
CORPORATE BONDS 1.8%
Unisys Corporation Notes, 9.50%, Due 7/15/98       811,000      813,028

REPURCHASE AGREEMENT 3.6%
Goldman, Sachs & Company, Inc. (Dated 10/31/97),
  5.60%, Due 11/03/97 (Repurchase proceeds
  $1,600,747); Collateralized by:  $1,050,000 United
  States Treasury Bonds, 12.50%, Due 8/15/14
  (Market Value $1,635,900) (d)                  1,600,000    1,600,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,826,923)                2,827,328
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $47,390,469) 105.2%    47,154,151
Other Assets and Liabilities, Net (5.2%)                     (2,334,787)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $44,819,364
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                             Percentage of Net Assets
--------------------------------------------------------------------------------

Telecommunication Service ............................. 20.7%
Leisure Service ....................................... 10.9
Metal Products & Fabrication ..........................  8.6
Chemical ..............................................  8.2
Paper & Forest Products ...............................  6.2
Non-Agency Manufactured Housing .......................  5.6
Diversified Operations ................................  4.8
Media - Radio/TV ......................................  4.4
Retail - Food Chain ...................................  3.9
Airline ...............................................  3.8
Bank - Regional .......................................  3.6
U.S. Government .......................................  3.6
Oil - North American Exploration & Production .........  3.2
Media - Publishing ....................................  3.0
Foreign Government ....................................  2.5
Automobile ............................................  2.4
Machinery - Miscellaneous .............................  2.3
Bank - Money Center ...................................  2.1
Retail - Specialty ....................................  2.1
Computer - Mainframe ..................................  1.8
Computer Software .....................................  0.7
Electric Power ........................................  0.6
Electronic Products - Miscellaneous ...................  0.2
Other Assets and Liabilities, Net ..................... (5.2)
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------


COUNTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                              Percentage of Net Assets
--------------------------------------------------------------------------------

United States ......................................... 89.2%
Canada ................................................  6.9
Mexico ................................................  4.5
Argentina .............................................  2.5
Brazil ................................................  2.1
Other Assets and Liabilities, Net ..................... (5.2)
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.
(e)  When-issued security.

Percentages are stated as a percent of net assets.


                       See notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
October 31, 1997

                                                                               (In Thousands, Except Per Share Amounts)

                                                                        STRONG CORPORATE   STRONG GOVERNMENT   STRONG HIGH-YIELD
                                                                            BOND FUND       SECURITIES FUND        BOND FUND
                                                                        ----------------   -----------------   -----------------
ASSETS:

   Investments in Securities, at Value (Cost of $484,774, $871,937
      and $484,715, respectively)                                           $493,541            $890,504           $497,098
   Receivable for Securities Sold                                             10,555              88,685             37,889
   Receivable for Fund Shares Sold                                               188                 755                130
   Interest Receivable                                                         7,808               7,805              7,712
   Other Assets                                                                  384                  --                245
                                                                            --------            --------           --------
   Total Assets                                                              512,476             987,749            543,074
LIABILITIES:
   Payable for Securities Purchased                                           17,433             139,448             26,445
   Payable for Fund Shares Redeemed                                               36                  54              2,797
   Dividends Payable                                                           2,608               4,212              3,744
   Accrued Operating Expenses and Other Liabilities                              106                 568                124
                                                                            --------            --------           --------
   Total Liabilities                                                          20,183             144,282             33,110
                                                                            --------            --------           --------
NET ASSETS                                                                  $492,293            $843,467           $509,964
                                                                            ========            ========           ========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                            $515,837            $827,382           $482,848
   Overdistributed Net Investment Income                                          --                  --                 (3)
   Undistributed Net Realized Gain (Loss)                                    (32,368)               (243)            14,901
   Net Unrealized Appreciation                                                 8,824              16,328             12,218
                                                                            --------            --------           --------
   Net Assets                                                               $492,293            $843,467           $509,964
                                                                            ========            ========           ========
Capital Shares Outstanding (Unlimited Number Authorized)                      44,418              78,813             42,710

NET ASSET VALUE PER SHARE                                                     $11.08              $10.70             $11.94
                                                                              ======              ======             ======


                                                                                           STRONG SHORT-TERM  STRONG SHORT-TERM HIGH
                                                                                               BOND FUND         YIELD BOND FUND
                                                                                           -----------------  ----------------------
ASSETS:
   Investments in Securities, at Value (Cost of $1,285,815
      and $47,390, respectively)                                                              $1,302,643            $47,154
   Receivable for Securities Sold                                                                 20,401              3,018
   Receivable for Fund Shares Sold                                                                   129                 --
   Interest Receivable                                                                            19,751              1,122
   Other Assets                                                                                       44                  5
   ------------                                                                               ----------            -------
   Total Assets                                                                                1,342,968             51,299
LIABILITIES:
   Payable for Securities Purchased                                                               25,389              5,346
   Payable for Fund Shares Redeemed                                                                  165                846
   Dividends Payable                                                                               7,183                274
   Accrued Operating Expenses and Other Liabilities                                                  436                 14
                                                                                              ----------            -------
   Total Liabilities                                                                              33,173              6,480
                                                                                              ----------            -------
NET ASSETS                                                                                    $1,309,795            $44,819
                                                                                              ==========            =======
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                              $1,381,240            $44,800
   Overdistributed Net Investment Income                                                            (553)                --
   Undistributed Net Realized Gain (Loss)                                                        (82,062)               255
   Net Unrealized Appreciation (Depreciation)                                                     11,170               (236)
                                                                                              ----------            -------
   Net Assets                                                                                 $1,309,795            $44,819
                                                                                              ==========            =======
Capital Shares Outstanding (Unlimited Number Authorized)                                         133,963              4,377

NET ASSET VALUE PER SHARE                                                                          $9.78             $10.24
                                                                                                   =====             ======

                                             See notes to financial statements.

                                                                                                                         25


STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
For the Period Ended October 31, 1997 (Note 1)
                                                                                            (In Thousands)

                                                                        STRONG CORPORATE   STRONG GOVERNMENT   STRONG HIGH-YIELD
                                                                            BOND FUND       SECURITIES FUND        BOND FUND
                                                                        ----------------   -----------------   -----------------
INCOME:
   Interest                                                                 $25,562             $48,495             $35,104
   Dividends                                                                  2,193               1,589               2,736
                                                                            -------             -------             -------
   Total Income                                                              27,755              50,084              37,840
EXPENSES:
   Investment Advisory Fees                                                   2,234               4,280               2,499
   Custodian Fees                                                                26                  48                  28
   Shareholder Servicing Costs                                                  950               1,379                 601
   Reports to Shareholders                                                       66                  77                  71
   Other                                                                        139                 175                 159
                                                                            -------             -------             -------
   Total Expenses before Waivers and Absorptions                              3,415               5,959               3,358
   Voluntary Expense Waivers and Absorptions by Advisor                          --                  --              (1,062)
                                                                            -------             -------             -------
   Expenses, Net                                                              3,415               5,959               2,296
                                                                            -------             -------             -------
NET INVESTMENT INCOME                                                        24,340              44,125              35,544
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                             12,886              11,682              15,981
     Futures Contracts and Options                                             (753)               (481)               (969)
                                                                            -------             -------             -------
     Net Realized Gain                                                       12,133              11,201              15,012
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                              2,707              10,493               8,641
     Futures Contracts and Options                                              375              (2,577)               (165)
                                                                            -------             -------             -------
     Net Change in Unrealized Appreciation/Depreciation                       3,082               7,916               8,476
                                                                            -------             -------             -------
NET GAIN                                                                     15,215              19,117              23,488
                                                                            -------             -------             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $39,555             $63,242             $59,032
                                                                            =======             =======             =======


                                                                                           STRONG SHORT-TERM  STRONG SHORT-TERM HIGH
                                                                                               BOND FUND         YIELD BOND FUND
                                                                                           -----------------  ----------------------
INCOME:
   Interest                                                                                     $92,136                $674
   Dividends                                                                                      5,628                  29
                                                                                                -------                ----
   Total Income                                                                                  97,764                 703
EXPENSES:
   Investment Advisory Fees                                                                       7,811                  51
   Custodian Fees                                                                                    57                   2
   Shareholder Servicing Costs                                                                    2,312                  14
   Professional Fees                                                                                 47                   5
   Reports to Shareholders                                                                          241                   7
   Other                                                                                            125                  --
                                                                                                -------                ----
   Total Expenses                                                                                10,593                  79
                                                                                                -------                ----
NET INVESTMENT INCOME                                                                            87,171                 624
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                                 13,225                 255
     Futures Contracts, Options and Forward Foreign Currency Contracts                           (9,604)                 --
                                                                                                -------                ----
     Net Realized Gain                                                                            3,621                 255
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                                   (177)               (236)
     Futures Contracts, Options and Forward Foreign Currency Contracts                               (9)                 --
                                                                                                -------                ----
     Net Change in Unrealized Appreciation/Depreciation                                            (186)               (236)
                                                                                                -------                ----
NET GAIN                                                                                          3,435                  19
                                                                                                -------                ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $90,606                $643
                                                                                                =======                ====

                                            See notes to financial statements.
26


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

                                                                                           (In Thousands)

                                                                        STRONG CORPORATE                   STRONG GOVERNMENT
                                                                            BOND FUND                       SECURITIES FUND
                                                                  -----------------------------      ----------------------------
                                                                   YEAR ENDED      YEAR ENDED         YEAR ENDED     YEAR ENDED
                                                                  OCT. 31, 1997   OCT. 31, 1996      OCT. 31, 1997  OCT. 31, 1996
                                                                  -------------   -------------      -------------  -------------
OPERATIONS:
   Net Investment Income                                            $ 24,340        $ 18,955           $ 44,125        $ 34,072
   Net Realized Gain (Loss)                                           12,133             (78)            11,201          (9,671)
   Change in Unrealized Appreciation/Depreciation                      3,082           1,078              7,916           1,224
                                                                    --------        --------           --------        --------
   Increase in Net Assets Resulting from Operations                   39,555          19,955             63,242          25,625

DISTRIBUTIONS FROM NET INVESTMENT INCOME                             (24,340)        (18,955)           (44,125)        (34,072)

CAPITAL SHARE TRANSACTIONS:
    Proceeds from Shares Sold                                        290,340         239,496            426,918         434,098
    Proceeds from Reinvestment of Dividends                           19,815          15,401             37,418          27,954
    Payment for Shares Redeemed                                     (130,685)       (176,350)          (277,671)       (272,152)
                                                                    --------        --------           --------        --------
    Increase in Net Assets from Capital Share Transactions           179,470          78,547            186,665         189,900
                                                                    --------        --------           --------        --------
TOTAL INCREASE IN NET ASSETS                                         194,685          79,547            205,782         181,453

NET ASSETS:
   Beginning of Period                                               297,608         218,061            637,685         456,232
                                                                    --------        --------           --------        --------
   End of Period                                                    $492,293        $297,608           $843,467        $637,685
                                                                    ========        ========           ========        ========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                               26,715          22,680             40,687          41,596
   Issued in Reinvestment of Dividends                                 1,833           1,470              3,570           2,683
   Redeemed                                                          (12,097)        (16,839)           (26,516)        (26,228)
                                                                      ------          ------             ------          ------
   Net Increase in Shares of the Fund                                 16,451           7,311             17,741          18,051
                                                                      ======          ======             ======          ======


                                                                                                                          STRONG
                                                             STRONG HIGH-YIELD             STRONG SHORT-TERM         SHORT-TERM HIGH
                                                                 BOND FUND                     BOND FUND             YIELD BOND FUND
                                                        ----------------------------   ---------------------------  ---------------
                                                         YEAR ENDED    PERIOD ENDED     YEAR ENDED    YEAR ENDED      PERIOD ENDED
                                                        OCT. 31, 1997  OCT. 31, 1996   OCT. 31, 1997 OCT. 31, 1996    OCT. 31, 1997
                                                        -------------  -------------   ------------- -------------    -------------
                                                                          (NOTE 1)                                       (NOTE 1)
OPERATIONS:
   Net Investment Income                                   $ 35,544     $  6,558        $   87,171    $   79,076       $   624
   Net Realized Gain                                         15,012        3,062             3,621           487           255
   Change in Unrealized Appreciation/Depreciation             8,476        3,742              (186)       (3,061)         (236)
                                                           --------     --------        ----------    ----------       -------
   Increase in Net Assets Resulting from Operations          59,032       13,362            90,606        76,502           643

DISTRIBUTIONS:
   From Net Investment Income                               (35,544)      (6,558)          (87,171)      (79,076)         (624)
   In Excess of Net Investment Income                            (9)          --              (244)          (10)           --
   From Net Realized Gains                                   (3,167)          --                --            --            --
                                                           --------     --------        ----------    ----------       -------
   Total Distributions                                      (38,720)      (6,558)          (87,415)      (79,086)         (624)

CAPITAL SHARE TRANSACTIONS:
    Proceeds from Shares Sold                               820,857      292,590           620,442       521,038        55,814
    Proceeds from Reinvestment of Dividends                  30,446        4,077            72,872        64,589           292
    Payment for Shares Redeemed                            (578,653)     (86,469)         (534,521)     (518,305)      (11,306)
                                                           --------     --------        ----------    ----------       -------
    Increase in Net Assets from Capital Share
       Transactions                                         272,650      210,198           158,793        67,322        44,800
                                                           --------     --------        ----------    ----------       -------
TOTAL INCREASE IN NET ASSETS                                292,962      217,002           161,984        64,738        44,819

NET ASSETS:
   Beginning of Period                                      217,002           --         1,147,811     1,083,073            --
                                                           --------     --------        ----------    ----------       -------
   End of Period                                           $509,964     $217,002        $1,309,795    $1,147,811       $44,819
                                                           ========     ========        ==========    ==========       =======

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                      70,489       26,782            63,352        53,424         5,449
   Issued in Reinvestment of Dividends                        2,617          371             7,441         6,630            28
   Redeemed                                                 (49,664)      (7,885)          (54,580)      (53,200)       (1,100)
                                                             ------       ------            ------        ------         -----
   Net Increase in Shares of the Fund                        23,442       19,268            16,213         6,854         4,377
                                                             ======       ======            ======        ======         =====

                                            See notes to financial statements.

                                                                                                                            27

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1997

1.   ORGANIZATION
     The Strong Income Funds consist of Strong Corporate Bond Fund, Inc., Strong Government Securities Fund, Inc., Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc.), Strong Short-Term Bond Fund, Inc., and Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc.). The Funds are diversified, open-end management investment companies registered under the Investment Company Act of 1940. The inception date for Strong High-Yield Bond Fund is December 28, 1995, and the inception date for Strong Short-Term High Yield Bond Fund is June 30, 1997.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate acquisition cost and fair value of these restricted securities held at October 31, 1997 were as follows:

                                                 AGGREGATE            AGGREGATE          PERCENT OF
                                                    COST              FAIR VALUE         NET ASSETS       LIQUID*
                                                ------------         ------------        ----------       -------
          Strong Corporate Bond Fund            $160,964,691         $161,146,896           32.7%          98.7%
          Strong Government Securities Fund       69,524,034           71,460,008            8.5%          85.3%
          Strong High-Yield Bond Fund            162,648,538          166,547,162           32.7%          92.9%
          Strong Short-Term Bond Fund            343,298,590          343,653,276           26.2%          81.2%
          Strong Short-Term High Yield Bond Fund   6,249,433            6,136,052           13.7%         100.0%

          *Of these securities, which are restricted from resale, the above percentage is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------


     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Government Securities Fund .60%, Strong Corporate Bond Fund, Strong High-Yield Bond Fund, Strong Short-Term Bond Fund, and Strong Short-Term High Yield Bond Fund .625%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the period ended October 31, 1997 is as follows:

                                                                             OTHER SHAREHOLDER
                                                         PAYABLE TO              SERVICING          UNAFFILIATED
                                                         ADVISOR AT            EXPENSES PAID         DIRECTORS'
                                                      OCTOBER 31, 1997          TO ADVISOR              FEES
                                                      ----------------       -----------------      ------------
          Strong Corporate Bond Fund                      $37,564                $ 6,801             $ 5,205
          Strong Government Securities Fund                74,309                  6,647               9,544
          Strong High-Yield Bond Fund                      47,831                  4,951               3,114
          Strong Short-Term Bond Fund                      91,911                 21,478              16,952
          Strong Short-Term High Yield Bond Fund            1,774                    162                  __

--------------------------------------------------------------------------------
October 31, 1997

4.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the period ended October 31, 1997 were as follows:

                                                                PURCHASES                              SALES
                                                  ----------------------------------  ----------------------------------
                                                   U.S. GOVERNMENT                     U.S. GOVERNMENT
                                                     AND AGENCY            OTHER          AND AGENCY           OTHER
                                                  ----------------    --------------  ----------------    --------------

           Strong Corporate Bond Fund             $  766,331,032      $1,312,807,794  $  756,295,362      $1,155,105,023
           Strong Government Securities Fund       2,275,669,086       1,195,738,994   2,068,777,057       1,205,483,421
           Strong High-Yield Bond Fund                13,681,563       1,727,803,049      13,943,074       1,498,414,498
           Strong Short-Term Bond Fund               561,943,063       1,807,493,670     571,347,348       1,818,778,293
           Strong Short-Term High Yield Bond Fund             __          73,986,411              __          28,857,475

5.   INCOME TAX INFORMATION
     At October 31, 1997, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers for federal income tax purposes were as follows:

                                                                                                       NET
                                               FEDERAL TAX       UNREALIZED       UNREALIZED       APPRECIATION/    NET CAPITAL LOSS
                                                  COST          APPRECIATION     DEPRECIATION     (DEPRECIATION)       CARRYOVERS
                                             --------------     ------------     ------------     --------------    ---------------
     Strong Corporate Bond Fund              $  484,885,653      $11,823,014      $ 3,167,802       $ 8,655,212        $32,587,509
     Strong Government Securities Fund          872,861,985       20,448,142        2,805,800        17,642,342          1,556,973
     Strong High-Yield Bond Fund                484,915,642       15,624,009        3,442,128        12,181,881                 __
     Strong Short-Term Bond Fund              1,292,312,068       27,441,410       17,110,062        10,331,348         81,223,078
     Strong Short-Term High Yield Bond Fund      47,391,148          185,956          422,953          (236,997)                __

     Capital loss carryovers expire in varying amounts through 2005. Capital loss carryovers of $25,407,487 for the Strong Corporate Bond Fund expire in 1998.

     For corporate shareholders in the Funds, the percentage of dividend income distributed for the period ended December 31, 1997 which is designated as qualifying for the dividends-received deduction is as follows: Strong Corporate Bond Fund 8.3%, Strong Government Securities Fund 3.2%, Strong High-Yield Bond Fund 6.2%, Strong Short-Term Bond Fund 5.2%, and Strong Short-Term High Yield Bond Fund 0%.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

STRONG CORPORATE BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA (a)
---------------------------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                            ---------------------------------------   ----------------------------------------

                                         Net Realized
                 Net Asset              and Unrealized     Total                    In Excess                  Net Asset
                   Value,      Net          Gains          from        From Net       of Net                     Value,
                 Beginning  Investment   (Losses) on    Investment    Investment    Investment       Total       End of
                 of Period    Income     Investments    Operations      Income       Income      Distributions   Period

Oct. 31, 1997     $10.64      $0.74        $0.44           $1.18       ($0.74)           __        ($0.74)      $11.08
Oct. 31, 1996      10.56       0.73         0.08            0.81        (0.73)           __         (0.73)       10.64
Oct. 31, 1995 (b)   9.36       0.63         1.22            1.85        (0.63)       ($0.02)        (0.65)       10.56
Dec. 31, 1994      10.24       0.73        (0.87)          (0.14)       (0.73)        (0.01)        (0.74)        9.36
Dec. 31, 1993       9.40       0.70         0.84            1.54        (0.70)           __         (0.70)       10.24
Dec. 31, 1992       9.37       0.82         0.03            0.85        (0.82)           __         (0.82)        9.40


STRONG CORPORATE BOND FUND (continued)
-------------------------------------------------------------------------------
                                   RATIOS AND SUPPLEMENTAL DATA
                    -----------------------------------------------------------

                                 Net                     Ratio of Net
                               Assets,      Ratio of      Investment
                               End of       Expenses       Income     Portfolio
                     Total   Period (In    to Average     to Average   Turnover
                    Return    Millions)    Net Assets     Net Assets     Rate

Oct. 31, 1997       +11.5%      $492          1.0%           6.8%       542.4%
Oct. 31, 1996        +8.0%       298          1.0%           7.0%       672.8%
Oct. 31, 1995 (b)   +20.3%       218          1.0%*          7.5%*      621.4%
Dec. 31, 1994        -1.3%       123          1.1%           7.6%       603.0%
Dec. 31, 1993       +16.8%       123          1.1%           7.0%       665.8%
Dec. 31, 1992        +9.4%       103          1.3%           8.7%       557.0%



 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.


FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------


STRONG GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                       SELECTED PER-SHARE DATA (a)
------------------------------------------------------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                            --------------------------------------- -------------------------------------------------------

                                         Net Realized
                 Net Asset              and Unrealized     Total                In Excess             In Excess            Net Asset
                   Value,      Net          Gains          from      From Net     of Net    From Net   of Net                 Value,
                 Beginning  Investment   (Losses) on    Investment  Investment  Investment  Realized  Realized     Total      End of
                 of Period    Income     Investments    Operations    Income     Income      Gains      Gains  Distributions  Period

Oct. 31, 1997     $10.44      $0.65        $0.26          $0.91      ($0.65)         __       __           __    ($0.65)      $10.70
Oct. 31, 1996      10.60       0.63        (0.16)          0.47       (0.63)         __       __           __     (0.63)       10.44
Oct. 31, 1995 (b)   9.63       0.54         0.99           1.53       (0.54)     ($0.02)      __           __     (0.56)       10.60
Dec. 31, 1994      10.61       0.62        (0.98)         (0.36)      (0.62)         __       __           __     (0.62)        9.63
Dec. 31, 1993      10.39       0.66         0.63           1.29       (0.66)         __     ($0.32)    ($0.09)    (1.07)       10.61
Dec. 31, 1992      10.77       0.80         0.11           0.91       (0.80)         __      (0.49)        __     (1.29)       10.39


STRONG GOVERNMENT SECURITIES FUND (continued)
---------------------------------------------------------------------------------------------------

                                              RATIOS AND SUPPLEMENTAL DATA
                    -------------------------------------------------------------------------------

                                 Net                   Ratio of Expenses  Ratio of Net
                               Assets,      Ratio of    to Average Net     Investment
                               End of       Expenses    Assets Without       Income       Portfolio
                     Total   Period (In    to Average     Waivers and       to Average    Turnover
                    Return    Millions)    Net Assets     Absorptions       Net Assets       Rate

Oct. 31, 1997        +9.1%      $843          0.8%           0.8%             6.2%          474.9%
Oct. 31, 1996        +4.6%       638          0.9%           0.9%             6.0%          457.6%
Oct. 31, 1995 (b)   +16.2%       456          0.9%*          0.9%*            6.2%*         409.2%
Dec. 31, 1994        -3.4%       277          0.9%           0.9%             6.2%          479.0%
Dec. 31, 1993       +12.7%       222          0.8%           1.0%             6.0%          520.9%
Dec. 31, 1992        +9.2%        82          0.7%           1.2%             7.7%          628.8%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.




STRONG HIGH-YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA (a)
                 ----------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                            ---------------------------------------   ----------------------------------------


                 Net Asset              Net Realized      Total                                                Net Asset
                   Value,      Net     and Unrealized      from        From Net     From Net                     Value,
                 Beginning  Investment    Gains on      Investment    Investment    Realized        Total        End of
                 of Period    Income     Investments    Operations      Income       Gains      Distributions    Period

Oct. 31, 1997     $11.26      $1.05        $0.81           $1.86       ($1.05)       ($0.13)       ($1.18)      $11.94
Oct. 31, 1996 (b)  10.00       0.84         1.26            2.10       (0.84)            __         (0.84)       11.26


STRONG HIGH-YIELD BOND FUND (continued)
---------------------------------------------------------------------------------------------------
                                              RATIOS AND SUPPLEMENTAL DATA
                    -------------------------------------------------------------------------------

                                 Net                   Ratio of Expenses  Ratio of Net
                               Assets,      Ratio of    to Average Net     Investment
                               End of       Expenses    Assets Without       Income       Portfolio
                     Total   Period (In    to Average     Waivers and       to Average    Turnover
                    Return    Millions)    Net Assets     Absorptions       Net Assets       Rate

Oct. 31, 1997       +17.3%      $510          0.6%           0.8%             8.9%          409.3%
Oct. 31, 1996 (b)   +21.7%       217          0.0%*          1.0%*            9.6%*         390.8%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is December 28, 1995. Total return and portfolio turnover rate are not annualized.




STRONG SHORT-TERM BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                       SELECTED PER-SHARE DATA (a)
---------------------------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                            --------------------------------------- -------------------------------------------------------

                                         Net Realized
                 Net Asset              and Unrealized     Total                In Excess                             Net Asset
                   Value,      Net          Gains          from      From Net     of Net    From Net                    Value,
                 Beginning  Investment   (Losses) on    Investment  Investment  Investment  Realized      Total         End of
                 of Period    Income     Investments    Operations    Income     Income      Gains    Distributions     Period

Oct. 31, 1997     $ 9.75      $0.69        $0.03          $0.72       ($0.69)        __        __       ($0.69)       $ 9.78
Oct. 31, 1996       9.77       0.69        (0.02)          0.67        (0.69)        __        __        (0.69)         9.75
Oct. 31, 1995 (b)   9.42       0.56         0.35           0.91        (0.56)        __        __        (0.56)         9.77
Dec. 31, 1994      10.23       0.64        (0.80)         (0.16)       (0.65)        __        __        (0.65)         9.42
Dec. 31, 1993       9.99       0.66         0.25           0.91        (0.66)    ($0.01)       __        (0.67)        10.23
Dec. 31, 1992      10.12       0.76        (0.11)          0.65        (0.76)        __    ($0.02)(c)    (0.78)         9.99


STRONG SHORT-TERM BOND FUND (continued)
---------------------------------------------------------------------------------------------------

                                              RATIOS AND SUPPLEMENTAL DATA
                    -------------------------------------------------------------------------------

                                 Net                   Ratio of Expenses  Ratio of Net
                               Assets,      Ratio of    to Average Net     Investment
                               End of       Expenses    Assets Without       Income       Portfolio
                     Total   Period (In    to Average     Waivers and       to Average    Turnover
                    Return    Millions)    Net Assets     Absorptions       Net Assets       Rate

Oct. 31, 1997       +7.6%      $1,310        0.9%           0.9%             7.0%          193.8%
Oct. 31, 1996       +7.1%       1,148        0.9%           0.9%             7.1%          191.5%
Oct. 31, 1995 (b)   +9.9%       1,083        0.9%*          0.9%*            7.0%*         317.1%
Dec. 31, 1994       -1.6%       1,041        0.9%           0.9%             6.5%          249.7%
Dec. 31, 1993       +9.3%       1,532        0.8%           0.9%             6.3%          444.9%
Dec. 31, 1992       +6.7%         757        0.6%           0.9%             7.3%          353.3%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Total return and portfolio turnover rate are not annualized. In 1995, the Fund changed its fiscal year end from December to October.
(c)  Ordinary income distribution for tax purposes.



FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------



STRONG SHORT-TERM HIGH YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                                    SELECTED PER-SHARE DATA (a)
                 ----------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                            ---------------------------------------   ----------------------------------------


                 Net Asset              Net Realized      Total                                                Net Asset
                   Value,      Net     and Unrealized     from         From Net     From Net                     Value,
                 Beginning  Investment    Gains on      Investment    Investment    Realized        Total        End of
                 of Period    Income     Investments    Operations      Income        Gains     Distributions    Period

Oct. 31, 1997(b)   $10.00     $0.25        $0.24           $0.49       ($0.25)        __            ($0.25)      $10.24


STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)
---------------------------------------------------------------------------------------------------

                                              RATIOS AND SUPPLEMENTAL DATA
                    -------------------------------------------------------------------------------

                                 Net                   Ratio of Expenses  Ratio of Net
                               Assets,      Ratio of    to Average Net     Investment
                               End of       Expenses    Assets Without       Income       Portfolio
                     Total   Period (In    to Average     Waivers and       to Average    Turnover
                    Return    Millions)    Net Assets     Absorptions       Net Assets       Rate

Oct. 31, 1997 (b)   +4.9%      $45           1.0%*          1.0%*            7.7%*         96.2%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is June 30, 1997. Total return and portfolio turnover rate are not annualized.




REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Income Funds

We have audited the accompanying statements of assets and liabilities of Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund, both series of the Strong Income Funds, Inc., Strong Corporate Bond Fund, Inc., Strong Government Securities Fund, Inc., and Strong Short-Term Bond Fund, Inc. (collectively referred to herein as the "Strong Income Funds"), including the schedules of investments in securities, as of October 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Strong Income Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Income Funds as of October 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
December 9, 1997

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                       Lawrence A. Totsky, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



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                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 6683L97               97AINC